Exhibit 1.01

 Data I/O Corporation’s Conflict Minerals Report

in Accordance with Rule 13p-1 under the Securities Exchange Act of 1934

This is the Conflict Minerals Report of Data I/O Corporation (“Data I/O,” the “Company,” “we,” “us,” or “our”) and subsidiaries for calendar year 2015 in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”).  Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Company and Manufacturing Overview

Data I/O Corporation and its subsidiaries manufacture or contract to manufacture electronic equipment used primarily in our customer’s production process for semiconductor programming and handling.  We had approximately $22 million in revenue in 2015, with 88 employees at the end of 2015.  Our manufacturing takes place in Redmond, Washington USA; Shanghai, China; and Germany.  Our manufacturing primarily consists of final assembly of purchased parts and subassemblies.  We contract for the manufacture of certain subassemblies, boards and adapters.

Assessment of Products

We assessed our products to determine if they contained necessary conflict minerals.  We determined our software products did not contain conflict minerals.  Our equipment products (PSV7000, PSV5000, PSV3000, PS588, PS388, FLX500, ProLine RoadRunner, RoadRunner3, FlashPAK III, LumenX programmers, FlashCORE programmers, Sprint programmers, Unifam programmers and related options for media handling, vision, laser marking, and adapters) all include one or more necessary conflict minerals.

Process

We created an internal team sponsored by our Vice President & Chief Financial Officer and driven by our internal supply chain and administrative personnel from each of our USA, China and German offices.

We reviewed our conflict mineral policy and the use of a due diligence framework.  We developed a supplier contact and survey process and reviewed supply chain risk and mitigation.  We developed a documentation management information system and records retention to comply with the conflict mineral reporting requirements. Steps described in more detail below.

Conflict Minerals Policy

Data I/O is committed to working with our global supply chain to achieve greater transparency in our supply chain.  Our goal is to source responsibly to manufacture products that do not contain Conflict Minerals that support armed conflict in any of the Covered Countries.  As a result, we have established a conflict minerals compliance program that is designed to follow the framework established by the OECD in all material respects.  As part of that program, we expect that our suppliers conduct conflict minerals due diligence through their supply chains and report their results to us.

Due Diligence Framework

In conducting our due diligence, we implemented the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD 2011) (“OECD Framework”), an internationally recognized due diligence frame work, including the related supplements on gold, tin, tantalum and tungsten.

As an electronics manufacturer, Data I/O’s due diligence measures were based on the Electronic Industry Citizenship Coalition and Global e-Sustainability (“EICC/GeSI”) initiative with the smelters and refiners of conflict minerals who provide those conflict minerals to our suppliers.  As a company in the semiconductor programming equipment business, Data I/O is several levels removed from the smelter or actual mining of conflict minerals.  DATA I/O does not make purchases of raw ore or unrefined conflict minerals, makes no purchases from smelters or metal traders, and makes no purchases in the Covered Countries.  We depend entirely on our multi-tiered supply chain to provide conflict mineral sourcing information.

Data I/O’s Due Diligence

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Assessed our products as to whether they contained conflict minerals and if so that the conflict minerals were necessary to the function of the products.  All of our equipment products contain one or more necessary conflict minerals.

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Contacted our suppliers and interviewed them regarding their conflict mineral sourcing as well as discussing their supply-chain for items including conflict minerals. This involved educating them on the SEC reporting requirements and our due diligence expectations.

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Reasonable country of origin inquiry and due diligence by conducting a supply-chain survey with direct suppliers of materials potentially containing conflict minerals using the EICC/GeSI Conflict Minerals Reporting Template to identify the smelters and refiners. This included follow up on identified discrepancies of reported smelter information.

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Comparing the smelters and refiners identified in the supply-chain survey against the list of smelter facilities which have been identified as “conflict free” by programs such as the EICC/GeSI Conflict Free Smelter (CFS) program for tantalum, tin, tungsten and gold.

Data I/O does not have a direct relationship with 3TG smelters and refiners, nor do we perform direct audits of these entities that provide our supply chain the 3TG. We rely upon the industry (for example, EICC and CFSI) and larger entities’ efforts to influence smelters and refineries to get audited and certified through CFSI’s CFS program.

Certain suppliers were able to identify specifically the smelters or refiners of Conflict Minerals that went into parts supplied to us.  These responses included the names of smelters or refiners listed in the table below.  We compared these facilities to the CFSI list of smelters and refiners.   We were not able to verify that all of the smelters or refiners named were certified Conflict-Free by CSFI, sometimes due to differences in names used by smelters or refiners.

With the exception of the responding suppliers described above, we are therefore unable to identify any of the other smelters or refiners actually in our supply chain.

Our identified smelter, facility country and metal table is provided at the bottom of this report.

Conflict Mineral Reporting Conclusion

After exercising the due diligence described above, the Company was unable to determine whether or not its products contain conflict minerals: (1) from recycled or scrap sources as defined in the Conflict Minerals Rule, (2) that did not originate in the Covered Countries, or (3) that did not directly or indirectly finance or benefit armed groups, as defined in the Conflict Minerals Rule, in the Covered Countries.

Our conclusion was due to a lack of information from our suppliers, regarding sourcing of parts and metals with conflict mineral content, required to conclude whether the necessary conflict minerals originated in the Covered Countries and, if so, whether the necessary conflict minerals were from recycle or scrap sources, were DRC conflict free or have not been found to be DRC conflict free.

Independent Audit

Pursuant to SEC guidance, this Conflict Mineral Report is not audited as none of the Company’s products have been found to be “DRC conflict free”.

Current and Future Steps

We continue to follow up with existing and new suppliers on completing and expanding surveys and working with their supply chains to identify the sourcing of conflict minerals.  For the purpose of the required Reasonable Country of Origin Inquiry (RCOI) and additional due diligence, we continued to receive supply chain responses through May 25, 2016.  In future compliance periods, we intend to take additional steps to further improve the information gathered in our due diligence in order to further determine sourcing, and mitigate the risk that the necessary conflict minerals benefit armed groups in the covered countries.  The future steps include:

-	Increase the response rate and completeness of suppliers’ smelters surveys, especially with the supply-chain of suppliers to our suppliers.
-	Plan making the Conflict Minerals supplier survey part of initial qualification of new vendors.
-	Encourage and negotiate with suppliers to responsibly source items containing conflict minerals and provide transparency with their supply-chain as to conflict mineral sourcing.
-	Contacting smelters identified as a result of the supply-chain survey and requesting their participation in a program such as the CFS program to obtain a “conflict free” designation.

We expect the Company and our suppliers whose products contain conflict minerals to responsibly source and provide information as to the source of conflict minerals, as well as expecting their sub tier suppliers to do the same.  We expect that conflict mineral RCOI processes and systems are designed consistent with the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict- Affected and High Risk-Areas.  If we determine that any supplier is sourcing DRC conflict minerals that benefit armed groups, then we expect the supplier to commit to plan and take corrective action to move to a conflict free source.  If suitable action is not taken, we expect to look to alternative sources for the product.  Our goal is not to ban procurement of minerals from the DRC and adjoining countries, but to assure procurement from responsible sources in the region.  If we determine that any of the components of our products contain minerals from a mine, smelter or facility that is “non-conflict free”, we expect to work towards transitioning to products that are “conflict free”.  Our ability to do so is dependent on the criticality of the specific part and the availability of alternative suppliers.

Identified Smelter, Facility Country and Metal Table
SMELTERS NAME	COUNTRY	MINERAL
5N Plus	GERMANY	Tin
A.L.M.T. TUNGSTEN Corp.	CHINA	Tungsten
A.L.M.T. TUNGSTEN Corp.	JAPAN	Tungsten
A.L.M.T. TUNGSTEN Corp.	MEXICO	Tungsten
Abington Reldan Metals, LLC.	UNITED STATES	Gold
ABS Industrial Resources Ltd	not disclosed	Tungsten
Acade Noble Metal (Zhao Yuan) Corporation	CHINA	Gold
Advanced Chemical Company	KAZAKHSTAN	Gold
Advanced Chemical Company	UNITED STATES	Gold
AGR Matthey,Perth Mint (Western Australia Mint),The Perth Mint,Western Australian Mint	AUSTRALIA	Gold
Aida Chemical Industries Co. Ltd.	JAPAN	Gold
Aida Chemical Industries Co., Ltd.	CHINA	Gold
Aida Chemical Industries Co., Ltd.	GERMANY	Gold
Aida Chemical Industries Co., Ltd.	JAPAN	Gold
Aida Chemical Industries Co., Ltd.	JAPAN	Gold
AIM	CANADA	Tin
AIM Solder	CHINA	Tin
Air Products	UNITED STATES	Tungsten
AKK,Asahi Pretec Corp koube koujyo	JAPAN	Gold
Aktyubinsk Copper Company TOO	CHINA	Gold
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Gold
Allgemeine Gold- und Silberscheideanstalt A.G.	HONG KONG	Gold
Allgemeine Gold,Allgemeine Gold- & Silberscheideanstalt,Allgemeine	GERMANY	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	BRAZIL	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	JAPAN	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	KOREA, REPUBLIC OF	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	SWITZERLAND	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	CHINA	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	GERMANY	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	MEXICO	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Gold
Alpha	CHINA	Tin
Alpha	INDONESIA	Tin
Alpha	JAPAN	Tin
Alpha	UNITED STATES	Tin
Alpha Metals (Taiwan) Inc.	TAIWAN	Tin
Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF	Tin
Alpha Metals Taiwan	UNITED STATES	Tin
Altlantic Metals	UNITED STATES	Tungsten
Aluminium Alloy Smelter Ind. Sdn. Bhd.	MALAYSIA	Tin
Amalgamated Metal Corporation PLC	INDONESIA	Tin
Amalgamet Inc	UNITED STATES	Tin
American Iron and Metal	CANADA	Tin
AMG Advanced Metallurgical Group	not disclosed	Tantalum
An Thai Minerals Company Limited	VIET NAM	Tin
An Vinh Joint Stock Mineral Processing Company	INDONESIA	Tin
An Vinh Joint Stock Mineral Processing Company	VIET NAM	Tin
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA	Tin
AngloGold Ashanti	BRAZIL	Gold
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Gold
AngloGold Ashanti Córrego do Sítio Mineração	CANADA	Gold
AngloGold Ashanti Córrego do Sítio Mineração	JAPAN	Gold
AngloGold Ashanti Córrego do Sítio Mineração	SWITZERLAND	Gold
ANHUI HERRMAN IMPEX CO., LTD	CHINA	Tantalum
Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA	Gold
Aoki Loboratories Ltd.	CHINA	Tin
Argor Heraeus	SWITZERLAND	Gold
Argor-Heraeus SA	CHINA	Gold
Argor-Heraeus SA	GERMANY	Gold
Argor-Heraeus SA	SWITZERLAND	Gold
Argor-Heraeus SA	TURKEY	Gold
Argor-Heraeus SA	UNITED STATES	Gold
Asahi Pretec Corp	JAPAN	Gold
Asahi Pretec Corporation	CHINA	Gold
Asahi Pretec Corporation	CHINA	Gold
Asahi Pretec Corporation	JAPAN	Gold
Asahi Refining Canada Limited	CANADA	Gold
Asahi Refining Canada Limited	CHINA	Gold
Asahi Refining Canada Limited	JAPAN	Gold
Asahi Refining Canada Limited	UNITED STATES	Gold
Asahi Refining USA Inc.	JAPAN	Gold
Asahi Refining USA Inc.	SWITZERLAND	Gold
Asahi Refining USA Inc.	UNITED STATES	Gold
Asahi Refining USA Inc.	UZBEKISTAN	Gold
Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA	Tin
Asaka Riken Co Ltd	JAPAN	Gold
Asaka Riken Co., Ltd.	GERMANY	Gold
Asaka Riken Co., Ltd.	INDONESIA	Gold
Asaka Riken Co., Ltd.	JAPAN	Gold
Asarco	UNITED STATES	Gold
ASARCO Incorporated	not disclosed	Gold
Asia Tungsten Products Vietnam Ltd.	VIET NAM	Tungsten
ATAkulche	TURKEY	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	GERMANY	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	JAPAN	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	PHILIPPINES	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Gold
ATI Metalworking Products	UNITED STATES	Tin
ATI,ATI Firth Sterling,ATI Metalworking Products,ATI Metalworking,ATI Metals,Allydne,Allydne Powder Technologies	UNITED STATES	Tungsten
Atlantic Metals	UNITED STATES	Tungsten
ATM ESTANHO IND COM IMP EXP LTDA	BOLIVIA	Tin
Aurubis AG	CANADA	Gold
Aurubis AG	GERMANY	Gold
Aurubis AG	INDONESIA	Gold
Aurubis AG	PHILIPPINES	Gold
Aurubis AG	UNITED STATES	Gold
Aurubis,Norddeutsche Affinererie AG	GERMANY	Gold
Auston powder	UNITED STATES	Gold
Avon Specialty Metals Ltd	not disclosed	Tantalum
Ayrubis	GERMANY	Tin
Baiyin Nonferrous Gropu Co., LTD	KOREA, REPUBLIC OF	Gold
Baiyin Nonferrous Group Co.,Ltd	CHINA	Gold
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	RUSSIAN FEDERATION	Gold
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	SWEDEN	Gold
Bangko Sentralng Pilipinas(Central Bank of Philippines	PHILIPPINES	Gold
Baoshida Swissmetall	SWITZERLAND	Tin
Bauer Walser AG	CHINA	Gold
Bauer Walser AG	GERMANY	Gold
Bauer Walser AG	MEXICO	Gold
Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	not disclosed	Tungsten
Best Metais e Soldas SA	not disclosed	Tin
Best Metals	BRAZIL	Tin
BHP Billiton	not disclosed	Gold
Boliden AB	GERMANY	Gold
Boliden AB	SWEDEN	Gold
Boliden AB	UZBEKISTAN	Gold
Boliden Mineral AB	SWEDEN	Gold
Brinkmann Chemie AG	Germany	Tin
Brinkmann Chemie AG	KOREA, REPUBLIC OF	Tin
Butterworth Smelter	MALAYSIA	Tin
C. Hafner GmbH + Co. KG	CHINA	Gold
C. Hafner GmbH + Co. KG	GERMANY	Gold
C. Hafner GmbH + Co. KG	INDONESIA	Gold
C. Hafner GmbH + Co. KG	ITALY	Gold
Cabot,Cabot Corporation,Cabot Supermetals	UNITED STATES	Tantalum
Caridad	JAPAN	Gold
Caridad	MEXICO	Gold
Caridad	MEXICO	Gold
Caridad	POLAND	Gold
Caridad	SWITZERLAND	Gold
CCR Refinery - Glencore Canada Corporation	CANADA	Gold
CCR Refinery - Glencore Canada Corporation	CHINA	Gold
CCR Refinery – Glencore Canada Corporation	CANADA	Gold
CCR Refinery – Glencore Canada Corporation	INDONESIA	Gold
Cendres & Métaux SA	SWITZERLAND	Gold
Cendres + Métaux SA	BRAZIL	Gold
Cendres + Métaux SA	JAPAN	Gold
Cendres + Métaux SA	KOREA, REPUBLIC OF	Gold
Cendres et Métaux SA	SWITZERLAND	Gold
Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES	Gold
CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL	Tin
CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	JAPAN	Tin
CHALCO Yunnan Copper Co. Ltd.	CHINA	Gold
Changsha South Tantalum Niobium Co., Ltd.	CHINA	Tantalum
Changsha South Tantalum Niobium Co., Ltd.	INDONESIA	Tantalum
Changsha South Tantalum Niobium Co., Ltd.	UNITED STATES	Tantalum
Charter Wire	CHINA	Tin
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Tungsten
Chenzhou Diamond Tungsten Products Co., Ltd.	INDONESIA	Tungsten
Chenzhou Yun Xiang mining limited liability company	UNITED KINGDOM	Tin
Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	Tin
Chenzhou,Chenzhou Mining Group	CHINA	Tungsten
Chimet	ITALY	Gold
Chimet S.p.A.	ITALY	Gold
Chimet S.p.A.	JAPAN	Gold
Chimet S.p.A.	KOREA, REPUBLIC OF	Gold
Chimet S.p.A.	NETHERLANDS	Gold
Chimet S.p.A.	TURKEY	Gold
china Gold international resources corp.ltd	CHINA	Gold
China Golddeal	CHINA	Gold
China Golddeal	JAPAN	Gold
China Minmetals Corp,CMN,Minmetals,China Minmetals,Gan Bei Tungsten Industry Co. Ltd.	CHINA	Tungsten
China Minmetals,Minmetal	CHINA	Tin
China National Gold Group Corporation	CHINA	Gold
China National Gold Group Corporation	KAZAKHSTAN	Gold
China Nonferrous Metal Mining (Group) Co., Ltd.	not disclosed	Tungsten
China Rare Metal Materials Company	CHINA	Tin
China Rare Metal Materials Company	SAUDI ARABIA	Tin
China Steel Corporation	TAIWAN	Tin
China Tin Group Co., Ltd.	BRAZIL	Tin
China Tin Group Co., Ltd.	CHINA	Tin
CHINA YUNNAN TIN CO.,LTD	CHINA	Tin
China's Shandong Gold Mining Co., Ltd	CHINA	Gold
Chofu Works	JAPAN	Tin
Chongyi Zhangyuan Tungsten Co Ltd	CHINA	Tungsten
Chugai Mining	CHINA	Gold
Chugai Mining	JAPAN	Gold
Chugai Mining	JAPAN	Gold
CNMC (Guangxi) PGMA Co. Ltd.	CHINA	Tin
CNMC (Guangxi) PGMA Co. Ltd.	GERMANY	Tin
CNMC (Guangxi) PGMA Co. Ltd.	UNITED STATES	Tin
CNMC (Guangxi) PGMA Co., Ltd.	GERMANY	Tin
CNMC (Guangxi) PGMA Co., Ltd.	INDONESIA	Tin
CNMC(GUANGXI)PGMA Smelting Plant,Guangxi Pinggui PGMA Co. Ltd.	CHINA	Tin
Codelco	CHILE	Gold
Codelco	CHILE	Gold
Codelco	CHINA	Gold
Codelco	KAZAKHSTAN	Gold
Colonial Metals, Inc	not disclosed	Tin
Colt Refining	CHINA	Gold
Colt Refining	THAILAND	Gold
Colt Refining	UNITED STATES	Gold
Complejo Metalurgico Vinto S.A.	not disclosed	Tin
Conghua Tantalum and Niobium Smeltry	CHINA	Tantalum
Conghua Tantalum and Niobium Smeltry	CHINA	Tantalum
Conghua Tantalum and Niobium Smeltry	CHINA	Tungsten
Conghua Tantalum and Niobium Smeltry	INDONESIA	Tantalum
Conghua Tantalum and Niobium Smeltry	JAPAN	Tantalum
cookson	TAIWAN	Tin
Cookson	UNITED STATES	Tin
Cookson Group	CHINA	Tin
Cooper Santa	BRAZIL	Tin
Cooper Santa	CANADA	Tin
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Tin
Cooperativa Metalurgica de Rondônia Ltda.	GERMANY	Tin
Cooperativa Metalurgica de Rondônia Ltda.	INDONESIA	Tin
Cooperativa Metalurgica de Rondônia Ltda.	INDONESIA	Tin
Cooson Sempsa	SPAIN	Gold
CSC Pure Technologies	RUSSIAN FEDERATION	Tin
CTS Industries	SINGAPORE	Tungsten
CV Ayi Jaya	BRAZIL	Tin
CV Ayi Jaya	INDONESIA	Tin
CV DS Jaya Abadi	INDONESIA	Tin
CV Duta Putra Bangka	INDONESIA	Tin
CV Duta Putra Bangka	JAPAN	Tin
CV Gita Pesona	BRAZIL	Tin
CV Gita Pesona	INDONESIA	Tin
CV Gita Pesona	INDONESIA	Tin
CV JusTindo	INDONESIA	Tin
CV Makmur Jaya	INDONESIA	Tin
CV Makmur Jaya	JAPAN	Tin
CV Nurjanah	INDONESIA	Tin
CV Prima Timah Utama	INDONESIA	Tin
CV Serumpun Sebalai	CHINA	Tin
CV Serumpun Sebalai	CHINA	Tin
CV Serumpun Sebalai	INDONESIA	Tin
CV United Smelting	BOLIVIA	Tin
CV United Smelting	CHINA	Tin
CV United Smelting	INDONESIA	Tin
CV United Smelting	INDONESIA	Tin
CV United Smelting	JAPAN	Tin
CV United Smelting	TURKEY	Tin
CV United Smelting	UNITED STATES	Tin
CV Venus Inti Perkasa	INDONESIA	Tin
D Block Metals, LLC	UNITED STATES	Tantalum
Dae Kil	KOREA, REPUBLIC OF	Tin
Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	Gold
Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	Gold
Daejin Indus Co. Ltd	RUSSIAN FEDERATION	Gold
Daejin Indus Co., Ltd.	CHINA	Gold
Daejin Indus Co., Ltd.	UNITED STATES	Gold
DaeryongENC	INDONESIA	Gold
DaeryongENC	KOREA, REPUBLIC OF	Gold
Daeryung Corporation	KOREA, REPUBLIC OF	Gold
Daewoo International	KOREA, REPUBLIC OF	Tin
Daye Non-Ferrous Metals Mining Ltd.	CHINA	Gold
Daye Non-Ferrous Metals Mining Ltd.	KOREA, REPUBLIC OF	Gold
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tungsten
Do Sung Corporation	GERMANY	Gold
Do Sung Corporation	INDONESIA	Gold
Do Sung Corporation	KOREA, REPUBLIC OF	Gold
Do Sung Corporation	KOREA, REPUBLIC OF	Gold
Doduco	CHINA	Gold
Doduco	CHINA	Gold
Doduco	GERMANY	Gold
DODUCO GmbH	GERMANY	Gold
Dongguan City JiuBo Electronic Science and Technology Co.,LTD	CHINA	Tin
Dongguan Dongxu metal Surface Handle Co.,Ltd.	CHINA	Gold
Dongguan Qiandao Tin Co., Ltd	CHINA	Tin
Dongguan Qiandao Tin Co., Ltd	not disclosed	Tin
Dongguan Standard Electronic Material.Co.,Ltd	CHINA	Gold
Dongguanshi Sutande Dianzi Cailiao Yoouxiange	CHINA	Gold
Dong-Wo Co., Ltd.	CHINA	Gold
Dowa	GERMANY	Gold
Dowa	INDONESIA	Gold
Dowa	INDONESIA	Tin
Dowa	JAPAN	Gold
Dowa	JAPAN	Tin
Dowa	JAPAN	Tin
Dowa Kogyo k.k,Dowa Metals & Mining Co. Ltd,Dowa Metanix Co.Ltd, Dowa Metalmine co.ltd,Dowa Metals & Mining. Kosak Seiren,Dowa Holdings Co. Ltd	JAPAN	Gold
Dowa Metals & Mining Co.Ltd	CHINA	Tin
Dr-ing. Max SchloetterGMBH & Co Ltd KG	GERMANY	Tin
Duoluoshan	BRAZIL	Tantalum
Duoluoshan	CHINA	Tantalum
Duoluoshan	UNITED STATES	Tantalum
Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA	Tantalum
E-CHEM Enterprise Corp	CHINA	Gold
Eco-System Recycling Co., Ltd.	CHILE	Gold
Eco-System Recycling Co., Ltd.	JAPAN	Gold
Eco-System Recycling Co., Ltd.	UNITED STATES	Gold
ECO-SYSTEM RECYCLING CO.,LTD.	JAPAN	Gold
EFD INC.	not disclosed	Tin
Ekaterinburg	RUSSIAN FEDERATION	Gold
Eldorado Gold Corporation		Gold
Electroloy Metal （Shenzhen）Co.,Ltd	CHINA	Tin
Electroloy Metal Co. Ltd	SINGAPORE	Tin
Electroloy Metal Pte	not disclosed	Tin
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Tin
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy JSC	VIET NAM	Tin
Elemetal Refining, LLC	CANADA	Gold
Elemetal Refining, LLC	INDONESIA	Gold
Elemetal Refining, LLC	JAPAN	Gold
Elemetal Refining, LLC	JAPAN	Gold
Elemetal Refining, LLC	UNITED STATES	Gold
Elemetal Refining, LLC	UNITED STATES	Gold
Elmet S.A. de C.V.	not disclosed	Tin
Elmet S.L.U. (Metallo Group)	CHINA	Tin
Elmet S.L.U. (Metallo Group)	INDONESIA	Tin
Elmet S.L.U. (Metallo Group)	SPAIN	Tin
EM Vinto	BELGIUM	Tin
EM Vinto	BOLIVIA	Tin
EM Vinto	BOLIVIA	Tin
EM Vinto	INDONESIA	Tin
EM Vinto	JAPAN	Tin
EM Vinto	POLAND	Tin
Emirates Gold DMCC	UNITED ARAB EMIRATES	Gold
ERAMET	not disclosed	Tungsten
ESG Edelmetall-Service GmbH & Co. KG	not disclosed	Gold
Estanho de Rondônia S.A.	BRAZIL	Tin
Estanho de Rondônia S.A.	CHINA	Tin
Estanho de Rondônia S.A.	KAZAKHSTAN	Tin
Estanho de Rondônia S.A.	UNITED STATES	Tin
E-tech Philippines	PHILIPPINES	Tin
Ethiopian Minerals Development Share Company	CHINA	Tantalum
Exim Americana	ITALY	Tin
Eximetal S.A.	ARGENTINA	Tin
Exotech	UNITED STATES	Tantalum
Exotech Inc.	JAPAN	Tantalum
Exotech Inc.	JAPAN	Tantalum
Exotech Inc.	MEXICO	Tantalum
Exotech Inc.	UNITED STATES	Tantalum
F&X Electro-Materials Limited	CHINA	Tantalum
F&X Electro-Materials Ltd.	CHINA	Tantalum
F&X Electro-Materials Ltd.	CHINA	Tantalum
F&X Electro-Materials Ltd.	CHINA	Tantalum
F&X Electro-Materials Ltd.	JAPAN	Tantalum
F&X Electro-Materials Ltd.	UZBEKISTAN	Tantalum
Faggi Enrico S.p.A.	ITALY	Gold
Faggi Enrico S.p.A.	JAPAN	Gold
Federal Metal Company	not disclosed	Tin
Feinhütte Halsbrücke GmbH	CHINA	Tin
Feinhütte Halsbrücke GmbH	Germany	Gold
Feinhütte Halsbrücke GmbH	GERMANY	Tin
Feinhütte Halsbrücke GmbH	JAPAN	Tin
Feinhütte Halsbrücke GmbH	PERU	Gold
Fenix Metals	CHINA	Tin
Fenix Metals	CHINA	Tin
Fenix Metals	JAPAN	Tin
Fenix Metals	MALAYSIA	Tin
Fenix Metals	POLAND	Tin
Fenix Metals	THAILAND	Tin
Ferro Corporation	UNITED STATES	Gold
Fidelity Printers and Refiners Ltd.	ZIMBABWE	Gold
FIR Metals & Resource Ltd.	CHINA	Tantalum
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Gold
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Tin
Fuji Metal Mining Corp.	THAILAND	Tin
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Tungsten
Fundição Regali	TURKEY	Tin
FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.	JAPAN	Tin
Funsur	BRAZIL	Tin
Furukawa Electric	JAPAN	Tin
Furuuchi Chemical Corporation	JAPAN	Tantalum
Gan Bei Tungsten Industry Co. Ltd.	CHINA	Tungsten
Gannon & Scott	CHINA	Tantalum
Gannon & Scott	not disclosed	Tantalum
Gannon & Scott	UNITED STATES	Tantalum
Gannon & Scott	UNITED STATES	Tantalum
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	Gold
Gansu Seemine Material Hi-Tech Co., Ltd.	UNITED STATES	Gold
Ganxian Shirui New Material Co., Ltd.	CHINA	Tungsten
Ganxian Shirui New Material Co., Ltd.	JAPAN	Tungsten
Ganxian Shirui New Material Company	CHINA	Tungsten
Ganzhou Grand Sea W & Mo Group Co Ltd	MALAYSIA	Tungsten
Ganzhou Grand Sea W & Mo Group Co Ltd	UNITED STATES	Tungsten
Ganzhou Grand Sea W and Mo Company,Ganzhou Grand Sea,Ganzhou Sinda W&Mo Co. Ltd., Ganzhou Sinda,Ganzhou Sea Dragon,Ganzhou Hailong W & Mo Co. Ltd.	CHINA	Tungsten
Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA	Tungsten
GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	CHINA	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	INDONESIA	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	KOREA, REPUBLIC OF	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	not disclosed	Tantalum
Ganzhou Huaxing Tungsten Products Co., Ltd.	PHILIPPINES	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	UNITED STATES	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	INDONESIA	Tungsten
Ganzhou Nonferrous Metals Smelting Co Ltd.,JXTC,Jiangxi Rare Earth & Rare Metals Tungsten Group Imp.& Exp. Co. Ltd.	CHINA	Tungsten
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Tungsten
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	GERMANY	Tungsten
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	JAPAN	Tungsten
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	UNITED STATES	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	BELGIUM	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	INDONESIA	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	JAPAN	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	MEXICO	Tungsten
Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Tungsten
Gebr. Kemper GmbH & Co.KG	GERMANY	Tin
Gebrueder	GERMANY	Tin
Geib Refining Corp	HONG KONG	Gold
Geib Refining Corporation	UNITED STATES	Gold
GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA	Tin
Gejiu Jin Ye Mineral Co., Ltd.	CHINA	Tin
Gejiu Jin Ye Mineral Co., Ltd.	INDONESIA	Tin
Gejiu Kai Meng Industry and Trade LLC	BRAZIL	Tin
Gejiu Kai Meng Industry and Trade LLC	CHINA	Tin
Gejiu Kai Meng Industry and Trade LLC	THAILAND	Tin
Gejiu Non-ferrous	CHINA	Tin
Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	Tin
Gejiu Non-Ferrous Metal Processing Co., Ltd.	BRAZIL	Tin
Gejiu Non-Ferrous Metal Processing Co., Ltd.	INDONESIA	Tin
Gejiu Yunxi Croup Corp	CHINA	Tin
Gejiu YunXin Colored Electrolysis Ltd	CHINA	Tin
Gejiu YunXin Colored Electrolysis Ltd	SPAIN	Tin
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Tin
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	INDONESIA	Tin
Gejiu Zi-Li	CHINA	Tin
Gejiu Zili Metallurgy Co.,GEJIU ZILI MINING&SMELTING CO. LTD.	CHINA	Tin
Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Tin
Gejiu Zili Mining And Metallurgy Co., Ltd.	RUSSIAN FEDERATION	Tin
Global Advanced Metals	CHINA	Tantalum
Global Advanced Metals	UNITED STATES	Tantalum
Global Advanced Metals Aizu	CHINA	Tantalum
Global Advanced Metals Aizu	JAPAN	Tantalum
Global Advanced Metals Aizu	SWITZERLAND	Tantalum
Global Advanced Metals Boyertown	CHINA	Tantalum
Global Advanced Metals Boyertown	JAPAN	Tantalum
Global Advanced Metals Boyertown	RUSSIAN FEDERATION	Tantalum
Global Advanced Metals Boyertown	UNITED STATES	Tantalum
Global Tungsten & Powders Corp	UNITED STATES	Tungsten
Global Tungsten & Powders Corp.	CHINA	Tungsten
Global Tungsten & Powders Corp.	GERMANY	Tungsten
Global Tungsten & Powders Corp.	KYRGYZSTAN	Tungsten
Global Tungsten & Powders Corp.	SOUTH AFRICA	Tungsten
Gold Bell Group	CANADA	Tin
Gold Bell Group	CHINA	Tin
Golden Egret	BELGIUM	Tungsten
Golden Egret Special Alloy Co. Ltd	not disclosed	Tungsten
Gomat-e-K.	GERMANY	Tin
Goodway	not disclosed	Tin
Great Wall Gold & Silver Refinery	CHINA	Gold
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Gold
GTP,Osram Sylvania,Global Tungsten & Powders Corp USA	UNITED STATES	Tungsten
Guang Xi Hua Xi Corp	CHINA	Tin
GuangDong Jiatian Stannum Products Co., Ltd	CHINA	Tin
Guangdong Jinding Gold Limited	CHINA	Gold
Guangdong Jinding Gold Limited	INDONESIA	Gold
Guangdong Jinding Gold Limited	THAILAND	Gold
Guangdong Xianglu Tungsten Co., Ltd.	BELGIUM	Tungsten
Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Tungsten
Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Tantalum
Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Tantalum
Guangdong Zhiyuan New Material Co., Ltd.	KOREA, REPUBLIC OF	Tantalum
GUANGXI CHINA TIN GROUP CO.,LTD	CHINA	Tin
Guangxi Huaxi Group Co.,Ltd	INDONESIA	Tin
Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA	Tin
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Tantalum
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Gold
H.C. Starck Co., Ltd.	CHINA	Tantalum
H.C. Starck Co., Ltd.	GERMANY	Tantalum
H.C. Starck Co., Ltd.	SWEDEN	Tantalum
H.C. Starck Co., Ltd.	THAILAND	Tantalum
H.C. Starck GmbH	CHINA	Tungsten
H.C. Starck GmbH	GERMANY	Tantalum
H.C. Starck GmbH	GERMANY	Tungsten
H.C. Starck GmbH	SWITZERLAND	Tungsten
H.C. Starck GmbH Goslar	GERMANY	Tantalum
H.C. Starck GmbH Goslar	GERMANY	Tantalum
H.C. Starck GmbH Goslar	ITALY	Tantalum
H.C. Starck GmbH Goslar	JAPAN	Tantalum
H.C. Starck GmbH Laufenburg	CHINA	Tantalum
H.C. Starck GmbH Laufenburg	GERMANY	Tantalum
H.C. Starck GmbH Laufenburg	UNITED STATES	Tantalum
H.C. Starck Group	INDONESIA	Tantalum
H.C. Starck Hermsdorf GmbH	GERMANY	Tantalum
H.C. Starck Hermsdorf GmbH	GERMANY	Tantalum
H.C. Starck Hermsdorf GmbH	JAPAN	Tantalum
H.C. Starck Hermsdorf GmbH	UNITED STATES	Tantalum
H.C. Starck Inc.	CHINA	Tantalum
H.C. Starck Inc.	JAPAN	Tantalum
H.C. Starck Inc.	SWITZERLAND	Tantalum
H.C. Starck Inc.	UNITED STATES	Tantalum
H.C. Starck Ltd.	BELGIUM	Tantalum
H.C. Starck Ltd.	CHINA	Tantalum
H.C. Starck Smelting GmbH & Co.KG	CANADA	Tungsten
H.C. Starck Smelting GmbH & Co.KG	CHINA	Tantalum
H.C. Starck Smelting GmbH & Co.KG	GERMANY	Tantalum
H.C. Starck Smelting GmbH & Co.KG	GERMANY	Tantalum
H.C. Starck Smelting GmbH & Co.KG	GERMANY	Tungsten
H.C. Starck Smelting GmbH & Co.KG	INDONESIA	Tantalum
H.C. Starck Smelting GmbH & Co.KG	INDONESIA	Tungsten
Hana-High Metal	MALAYSIA	Tin
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Gold
Hangzhou Fuchunjiang Smelting Co., Ltd.	UNITED STATES	Gold
Harima Smelter	JAPAN	Gold
HC Starck GmbH	GERMANY	Tungsten
HC Starck GmbH	RUSSIAN FEDERATION	Tungsten
HC Starck,Starck,Stark	GERMANY	Tantalum
Heesung Catalysts Corp.	KOREA, REPUBLIC OF	Gold
Heesung Metal Ltd.	KOREA, REPUBLIC OF	Tin
Heimerle + Meule GmbH	BELGIUM	Gold
Heimerle + Meule GmbH	CHINA	Gold
Heimerle + Meule GmbH	GERMANY	Gold
Heimerle + Meule GmbH	GERMANY	Gold
Heimerle + Meule GmbH	GERMANY	Tin
Heimerle + Meule GmbH	JAPAN	Gold
Heimerle + Meule GmbH	JAPAN	Gold
Heimerle + Meule GmbH	KAZAKHSTAN	Gold
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Tantalum
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Tantalum
Hengyang King Xing Lifeng New Materials Co., Ltd.	JAPAN	Tantalum
Heraeus Germany,Heraeus Hanau,Heraeus Materials Technology GMBH&CO.KG,W.C. Heraeus GmbH	GERMANY	Gold
Heraeus Hong Kong,Heraeus limited,Heraeus Technology Center	HONG KONG	Gold
Heraeus Ltd Hong Kong	HONG KONG	Gold
Heraeus Ltd Hong Kong	JAPAN	Gold
Heraeus Ltd. Hong Kong	AUSTRALIA	Gold
Heraeus Ltd. Hong Kong	CHINA	Gold
Heraeus Ltd. Hong Kong	HONG KONG	Tin
Heraeus Ltd. Hong Kong	KOREA, REPUBLIC OF	Gold
Heraeus Ltd. Hong Kong	UNITED STATES	Gold
Heraeus Materials Singapore Pte, Ltd.	SINGAPORE	Tin
Heraeus Materials Technology GmbH & Co. KG	not disclosed	Tin
Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF	Tin
Heraeus Precious Metals GmbH & Co. KG	AUSTRIA	Gold
Heraeus Precious Metals GmbH & Co. KG	BOLIVIA	Gold
Heraeus Precious Metals GmbH & Co. KG	CANADA	Gold
Heraeus Precious Metals GmbH & Co. KG	CHINA	Gold
Heraeus Precious Metals GmbH & Co. KG	GERMANY	Gold
Heraeus Precious Metals GmbH & Co. KG	INDONESIA	Gold
Heraeus Precious Metals GmbH & Co. KG	SINGAPORE	Tin
Heraeus Precious Metals North America	UNITED STATES	Gold
Heraeus Zhaoyuan Precious Metal Materials Co., Ltd	CHINA	Tin
Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA	Gold
High Quality Technology Co., Ltd	CHINA	Tin
Hishikari Gold Mine (Isa)	JAPAN	Gold
Hitachi Cable, Ltd.	JAPAN	Tin
Hitachi, Ltd.	JAPAN	Tungsten
Hi-Temp	UNITED STATES	Tantalum
Hi-Temp Specialty Metals, Inc.	ESTONIA	Tantalum
Hi-Temp Specialty Metals, Inc.	INDONESIA	Tantalum
Hi-Temp Specialty Metals, Inc.	UNITED STATES	Tantalum
Hon Shen Co., Ltd.	TAIWAN	Gold
Honeywell Electronic Materials	UNITED STATES	Tin
Hongqiao Metals (Kunshan) Co., Ltd.	not disclosed	Tin
Honorable Hardware Craft Product Limited Company	CHINA	Gold
House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL	Gold
HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA	Tin
Huichang Jinshunda Tin Co. Ltd	CHINA	Tin
Huichang Jinshunda Tin Co., Ltd.	JAPAN	Tin
Huizhou Taiwan Electronic Component Limited Company	CHINA	Tin
Hunan Chenzhou Mining Co., Ltd.	CHINA	Gold
Hunan Chenzhou Mining Co., Ltd.	CHINA	Tungsten
Hunan Chenzhou Mining Co., Ltd.	GERMANY	Gold
Hunan Chenzhou Mining Co., Ltd.	GERMANY	Tungsten
Hunan Chenzhou Mining Co., Ltd.	HONG KONG	Tungsten
Hunan Chenzhou Mining Co., Ltd.	KOREA, REPUBLIC OF	Gold
Hunan Chenzhou Mining Industry Group	INDONESIA	Gold
Hunan Chuangda Metallurgy Group Co. Ltd.	not disclosed	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	GERMANY	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	GERMANY	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	INDONESIA	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	not disclosed	Tantalum
Hung Cheong Metal Manufacturing Limited	CHINA	Gold
Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF	Gold
Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF	Gold
Hwasung CJ Co., Ltd.	BRAZIL	Gold
Hwasung CJ Co., Ltd.	JAPAN	Gold
Hydrometallurg, JSC	CHINA	Tungsten
Hydrometallurg, JSC	RUSSIAN FEDERATION	Tungsten
Hyundai-Steel	KOREA, REPUBLIC OF	Tin
Hyundai-Steel	not disclosed	Tin
IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL	Tin
Impag AG	SWITZERLAND	Tin
Imperial Zinc	RUSSIAN FEDERATION	Tin
Imperial Zinc	UNITED STATES	Tin
Indonesian State Tin Corporation	INDONESIA	Tin
Indra Eramulti Logam,IMLI	INDONESIA	Tin
Inner Mongolia Qiankun Gold and Silver Refinery Share Company	CHINA	Gold
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	RUSSIAN FEDERATION	Gold
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	TURKEY	Gold
Ishifuku Metal Industry Co., Ltd.	INDONESIA	Gold
Ishifuku Metal Industry Co., Ltd.	JAPAN	Gold
Ishifuku Metal Industry Co., Ltd.	not disclosed	Tantalum
Ishifuku Tokyo Melters	JAPAN	Gold
Ishihara Chemical Co. Ltd.	JAPAN	Tin
Istanbul Gold Refinery	SINGAPORE	Gold
Istanbul Gold Refinery	TURKEY	Gold
Istanbul Gold Refinery	TURKEY	Gold
Istanbul Gold Refinery	UNITED STATES	Gold
Istanbul Gold Refinery	VIET NAM	Gold
Izawa Metal Co., Ltd	JAPAN	Tungsten
Japan Mint	BRAZIL	Gold
Japan Mint	CHINA	Gold
Japan Mint	CHINA	Gold
Japan Mint	JAPAN	Gold
Japan New Metals Co Ltd	JAPAN	Tungsten
Japan New Metals Co., Ltd.	AUSTRIA	Tungsten
Japan New Metals Co., Ltd.	BRAZIL	Tungsten
Japan New Metals Co., Ltd.	not disclosed	Tin
Japan New Metals Co., Ltd.	UNITED STATES	Tungsten
Japan Pure Chemical	JAPAN	Gold
Japanese Mint Osaka	JAPAN	Gold
JCC	CHINA	Gold
Jean Goldschmidt International	BELGIUM	Tin
Jean Goldschmidt International	GERMANY	Tin
Jean Goldschmidt International SA	not disclosed	Tin
Jia Tian	CHINA	Tin
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Tungsten
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Tungsten
Jiangxi Copper Company Limited	CHINA	Gold
Jiangxi Copper Company Limited	not disclosed	Tin
Jiangxi Copper Company Limited	RUSSIAN FEDERATION	Gold
Jiangxi Copper Company Limited	SOUTH AFRICA	Gold
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Gan Bei Tungsten Co., Ltd.	GERMANY	Tungsten
Jiangxi Gan Bei Tungsten Co., Ltd.	RUSSIAN FEDERATION	Tungsten
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Tin
Jiangxi Ketai Advanced Material Co., Ltd.	GERMANY	Tin
Jiangxi Ketai Advanced Material Co., Ltd.	JAPAN	Tin
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	UNITED STATES	Tungsten
Jiangxi Nanshan	CHINA	Tin
Jiangxi Nanshan	UNITED STATES	Tin
Jiangxi Richsea New Materials Co., Ltd.	BELGIUM	Tungsten
Jiangxi Richsea New Materials Co., Ltd.	CHINA	Tungsten
Jiangxi Richsea New Materials Co., Ltd.	CHINA	Tungsten
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	HONG KONG	Tungsten
Jiangxi Tungsten Industry Group Co Ltd	BELGIUM	Tungsten
Jiangxi Tungsten Industry Group Co Ltd	CHINA	Tungsten
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	VIET NAM	Tungsten
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Yaosheng Tungsten Co., Ltd.	GERMANY	Tungsten
Jiangxi Yaosheng Tungsten Co., Ltd.	VIET NAM	Tungsten
JiangxiTongguNon-ferrousMetallurgical-ChemicalCoLtd.	CHINA	Tungsten
Jin Dong Heng	CHINA	Gold
Jinlong Copper Co., Ltd.	not disclosed	Gold
Jinlong Copper Co.,Ltd.	CHINA	Gold
JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA	Tantalum
JiuJiang JinXin Nonferrous Metals Co., Ltd.	BRAZIL	Tantalum
JiuJiang JinXin Nonferrous Metals Co., Ltd.	SWITZERLAND	Tantalum
Jiujiang Tanbre Co., Ltd.	AUSTRALIA	Tantalum
Jiujiang Tanbre Co., Ltd.	CHINA	Tantalum
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
JNM,Mitsubishi Materials Corporation,Mitsubishi	Japan	Tungsten
Johnson Matthey Canada,JM Canada	CANADA	Gold
Johnson Matthey HongKong Ltd.	HONG KONG	Gold
Johnson Matthey Inc	RUSSIAN FEDERATION	Gold
Johnson Matthey Inc	UNITED STATES	Gold
Johnson Matthey Limited	CANADA	Gold
Johnson Matthey Limited	UNITED STATES	Gold
Johnson Matthey Plc	UNITED KINGDOM	Gold
Johnson Matthey USA,JM USA,Johnson Matthey(Salt lake City)	UNITED STATES	Gold
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CANADA	Gold
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Gold
JSC Uralectromed	RUSSIAN FEDERATION	Gold
JSC Uralectromed	RUSSIAN FEDERATION	Gold
JSC Uralelectromed	GERMANY	Gold
JSC Uralelectromed	KAZAKHSTAN	Gold
Juxuan	CHINA	Tin
JX Nippon Mining & Metals Co., Ltd.	CHINA	Gold
JX Nippon Mining & Metals Co., Ltd.	INDIA	Gold
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Gold
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tantalum
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Tungsten
JX Nippon Mining & Metals Co., Ltd.	not disclosed	Tantalum
JX Nippon Mining and Metals,Nippon Mining,Saganoseki Smelter & Refinery	JAPAN	Gold
Kai Unita Trade Limited Liability Company	CHINA	Tin
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA	Tin
Kaloti Precious Metals	UNITED ARAB EMIRATES	Gold
Kanfort Industrial (Yantai) Co. Ltd.	CHINA	Gold
Kangqiang Electronics Co., Ltd	CHINA	Gold
Kanto Denka Kogyo Co., Ltd.	JAPAN	Tungsten
Kazakhmys Smelting LLC	KAZAKHSTAN	Gold
Kazzinc	BRAZIL	Gold
Kazzinc	KOREA, REPUBLIC OF	Gold
Kazzinc	SPAIN	Gold
Kazzinc Ltd	KAZAKHSTAN	Gold
Kazzinc Ltd	KAZAKHSTAN	Gold
KEMET Blue Metals	CANADA	Tantalum
KEMET Blue Metals	MEXICO	Tantalum
KEMET Blue Metals	RUSSIAN FEDERATION	Tantalum
KEMET Blue Metals	UNITED STATES	Tantalum
KEMET Blue Powder	INDIA	Tantalum
KEMET Blue Powder	KOREA, REPUBLIC OF	Tantalum
Kennametal Fallon	CHINA	Tungsten
Kennametal Fallon	INDONESIA	Tungsten
Kennametal Fallon	JAPAN	Tungsten
Kennametal Fallon	UNITED STATES	Tungsten
Kennametal Huntsville	INDONESIA	Tungsten
Kennametal Huntsville	KOREA, REPUBLIC OF	Tungsten
Kennametal Huntsville	SWITZERLAND	Tungsten
Kennametal Huntsville	UNITED STATES	Tungsten
Kennametal Huntsville	VIET NAM	Tungsten
Kennecott Utah Copper	UNITED STATES	Gold
Kennecott Utah Copper LLC	INDONESIA	Gold
Kennecott Utah Copper LLC	JAPAN	Gold
Kennecott Utah Copper LLC	UNITED STATES	Gold
Ketabang	INDONESIA	Tin
KGHM Polska Miedź Spółka Akcyjna	POLAND	Gold
KIHONG T & G	INDONESIA	Tin
King-Tan Tantalum Industry Ltd	CHINA	Tantalum
King-Tan Tantalum Industry Ltd.	JAPAN	Tantalum
King-Tan Tantalum Industry Ltd.	UNITED STATES	Tantalum
Kojima Chemicals Co. Ltd	JAPAN	Gold
Kojima Chemicals Co., Ltd.	CHINA	Gold
Kojima Chemicals Co., Ltd.	JAPAN	Gold
Kojima Chemicals Co., Ltd.	KOREA, REPUBLIC OF	Gold
KOKI JAPAN	JAPAN	Tin
Koki Products Co.,Ltd	THAILAND	Tin
Korea Metal	KOREA, REPUBLIC OF	Gold
Korea Metal Co. Ltd	KOREA, REPUBLIC OF	Gold
Korea Metal Co., Ltd.	BRAZIL	Gold
Korea Metal Co., Ltd.	CHINA	Gold
Korea Metal Co., Ltd.	KYRGYZSTAN	Gold
Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	Gold
KOVOHUT? P?ÍBRAM NÁSTUPNICKÁ, A.S.	Czech Republic	Tin
Kovohutě Příbram	not disclosed	Tin
Kundur Smelter	INDONESIA	Tin
Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA	Gold
Kupol	RUSSIAN FEDERATION	Tin
Kurt J Lesker Compnay	UNITED STATES	Tin
Kyrgyzaltyn JSC	CHINA	Gold
Kyrgyzaltyn JSC	KYRGYZSTAN	Gold
Kyrgyzaltyn JSC	KYRGYZSTAN	Gold
Kyrgyzaltyn JSC	SAUDI ARABIA	Gold
L' azurde	SAUDI ARABIA	Gold
L' azurde Company For Jewelry	CANADA	Gold
L' azurde Company For Jewelry	CHINA	Gold
L' azurde Company For Jewelry	SAUDI ARABIA	Gold
Laibin Huaxi Smelterring Co.,Ltd	INDONESIA	Tin
LAIZHOU SHANDONG	CHINA	Gold
LEYBOLD CO.,LTD.	JAPAN	Tin
LIAN JING	CHINA	Tin
Lingbao Gold Company Limited	CHINA	Gold
Lingbao Gold Company Limited	CHINA	Gold
Lingbao Gold Company Limited	CHINA	Gold
Lingbao Gold Company Limited	JAPAN	Gold
Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	Tin
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Gold
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	INDONESIA	Gold
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	Tin
Liuzhou China Tin	CHINA	Tin
Liuzhou China Tin Group Co. Ltd.	CHINA	Tin
London Bullion Market Association	UNITED KINGDOM	Gold
LS Nikko	KOREA, REPUBLIC OF	Gold
LSM Brasil S.A.	BRAZIL	Tantalum
LSM Brasil S.A.	MEXICO	Tantalum
LS-NIKKO Copper Inc.	GERMANY	Gold
LS-NIKKO Copper Inc.	JAPAN	Gold
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Gold
LS-NIKKO Copper Inc.	TAIWAN	Gold
LS-NIKKO Copper Inc.	UNITED STATES	Gold
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA	Tungsten
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.		Tungsten
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	BRAZIL	Gold
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Gold
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Tin
Magnu's Minerais Metais e Ligas Ltda.	CHINA	Tin
Magnu's Minerais Metais e Ligas Ltda.	ETHIOPIA	Tin
Magnu's Minerais Metais e Ligas Ltda.	PHILIPPINES	Tin
Maite Long	CHINA	Gold
Malaysia Smelting Corp	MALAYSIA	Tin
Malaysia Smelting Corporation (MSC)	BELGIUM	Tin
Malaysia Smelting Corporation (MSC)	BOLIVIA	Tin
Malaysia Smelting Corporation (MSC)	BOLIVIA	Tin
Malaysia Smelting Corporation (MSC)	JAPAN	Tin
Malaysia Smelting Corporation (MSC)	MALAYSIA	Tin
Malaysia Smelting Corporation (MSC)	MALAYSIA	Tin
Malaysia Smelting Corporation (MSC)	PERU	Tin
Malaysia Smelting Corporation (MSC)	UNITED STATES	Tin
Malipo Haiyu Tungsten Co., Ltd.	CHINA	Tungsten
Malipo Haiyu Tungsten Co., Ltd.	SOUTH AFRICA	Tungsten
Malipo Haiyu Tungsten Co., Ltd.	VIET NAM	Tungsten
MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	INDONESIA	Tin
Materials Eco-Refining CO.LTD	JAPAN	Tin
Materion	CHINA	Gold
Materion	not disclosed	Tungsten
Materion	SWITZERLAND	Gold
Materion	SWITZERLAND	Gold
Materion	UNITED STATES	Gold
Materion Advanced Materials Thin Film Products	UNITED STATES	Tungsten
Materion Advanced Metals	UNITED STATES	Gold
Matsuda Sangyo Co. Ltd	JAPAN	Gold
Matsuda Sangyo Co. Ltd	JAPAN	Gold
Matsuda Sangyo Co. Ltd	MEXICO	Gold
Matsuda Sangyo Co., Ltd.	CHINA	Gold
Matsuda Sangyo Co., Ltd.	CHINA	Gold
Matsuda Sangyo Co., Ltd.	JAPAN	Gold
Matsuda Sangyo Co., Ltd.	JAPAN	Gold
MCP Group	UNITED STATES	Tin
MCP Metal Specialist Inc.	INDONESIA	Tin
Melt Metais e Ligas S/A	AUSTRIA	Tin
Melt Metais e Ligas S/A	BRAZIL	Tin
Melt Metais e Ligas S/A	UNITED STATES	Tin
Mentok	INDONESIA	Tin
Metaconcept	FRANCE	Tin
Metahub Industries Sdn. Bhd.	MALAYSIA	Tin
Metahub Industries Sdn. Bhd.	VIET NAM	Tin
METAL DO CO.,LTD	JAPAN	Tantalum
Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA	Tin
Metallic Resources Inc	INDONESIA	Tin
Metallic Resources, Inc.	THAILAND	Tin
Metallic Resources, Inc.	UNITED STATES	Tin
Metallo Chimique	BELGIUM	Tin
Metallo Chimique	BELGIUM	Tin
Metallo Chimique	BOLIVIA	Tin
Metallo-Chimique N.V.	BRAZIL	Tin
Metallo-Chimique N.V.	CHINA	Tin
Metallo-Chimique N.V.	INDONESIA	Tin
Metallo-Chimique N.V.	not disclosed	Tin
Metallo-Chimique N.V.	UNITED STATES	Tin
Metallum Metal Trading Company	SWITZERLAND	Tin
Metallurgical Products India Pvt., Ltd.	INDIA	Tantalum
Metallurgical Products India Pvt., Ltd.	UNITED STATES	Tantalum
Metalor France	FRANCE	Gold
Metalor Hong Kong,Metalor HK	HONG KONG	Gold
Metalor Switzerland	SWITZERLAND	Gold
Metalor Technologies (Hong Kong) Ltd	CHINA	Gold
Metalor Technologies (Hong Kong) Ltd	CHINA	Gold
METALOR TECHNOLOGIES (HONG KONG) LTD.	GERMANY	Gold
Metalor Technologies (Hong Kong) Ltd.	UNITED STATES	Gold
Metalor Technologies (Singapore) Pte., Ltd.	JAPAN	Gold
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Gold
Metalor Technologies (Singapore) Pte., Ltd.	TURKEY	Gold
Metalor Technologies (Suzhou) Co Ltd	SOUTH AFRICA	Gold
Metalor Technologies (Suzhou) Ltd.	RUSSIAN FEDERATION	Gold
Metalor Technologies SA	CHINA	Gold
Metalor Technologies SA	CHINA	Gold
Metalor Technologies SA	INDONESIA	Gold
Metalor Technologies SA	JAPAN	Gold
Metalor Technologies SA	SWITZERLAND	Gold
Metalor Technologies SA	UNITED STATES	Gold
Metalor USA	UNITED STATES	Gold
Metalor USA Refining Corporation	JAPAN	Gold
Metalor USA Refining Corporation	PERU	Gold
Metalor USA Refining Corporation	RUSSIAN FEDERATION	Gold
Metalor USA Refining Corporation	SINGAPORE	Gold
Metalor USA Refining Corporation	UNITED STATES	Gold
METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	ITALY	Gold
METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	Gold
METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	RUSSIAN FEDERATION	Gold
Met-Mex Peñoles, S.A.	MEXICO	Gold
Mineração Taboca S.A.	BOLIVIA	Tin
Mineração Taboca S.A.	BRAZIL	Tantalum
Mineração Taboca S.A.	BRAZIL	Tin
Mineração Taboca S.A.	CANADA	Tin
Mineração Taboca S.A.	CHINA	Tantalum
Mineração Taboca S.A.	CHINA	Tin
Mineração Taboca S.A.	INDIA	Tin
Mineração Taboca S.A.	MEXICO	Tantalum
Mineração Taboca S.A.	PERU	Tin
Mineração Taboca S.A.	UNITED STATES	Tantalum
Mineração Taboca S.A.	UNITED STATES	Tin
Ming Li Jia smelt Metal Factory	China	Tin
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tin
Minmetals Ganzhou Tin Co. Ltd.	JAPAN	Tin
Minsur	CHINA	Tin
Minsur	INDONESIA	Tin
Minsur	JAPAN	Tin
Minsur	KOREA, REPUBLIC OF	Tin
Minsur	KOREA, REPUBLIC OF	Tin
Minsur	PERU	Gold
Minsur	PERU	Tin
Minsur	POLAND	Tin
Minsur	SINGAPORE	Tin
Minsur	TAIWAN	Tin
Misue Tin Smelter and Refinery	PERU	Tin
Mits-Tec (Shanghai) Co. Ltd.	CHINA	Tin
Mitsubishi Materials Corporation	CHINA	Gold
Mitsubishi Materials Corporation	CHINA	Tin
Mitsubishi Materials Corporation	INDONESIA	Gold
Mitsubishi Materials Corporation	JAPAN	Gold
Mitsubishi Materials Corporation	JAPAN	Gold
Mitsubishi Materials Corporation	JAPAN	Tin
Mitsubishi Materials Corporation	KOREA, REPUBLIC OF	Gold
Mitsubishi Materials Corporation	MALAYSIA	Tin
Mitsubishi Materials Corporation	not disclosed	Tin
Mitsubishi Materials Corporation	PHILIPPINES	Tin
Mitsubishi Materials Corporation	RUSSIAN FEDERATION	Tin
Mitsubishi Materials Corporation	THAILAND	Tin
Mitsubishi Materials Corporation	UNITED STATES	Gold
Mitsui	JAPAN	Gold
Mitsui & Co. Precious Metals Inc.	HONG KONG	Gold
Mitsui Mining & Smelting	JAPAN	Tantalum
Mitsui Mining & Smelting	MEXICO	Tantalum
Mitsui Mining and Smelting Co., Ltd.	INDONESIA	Gold
Mitsui Mining and Smelting Co., Ltd.	JAPAN	Gold
Mitsui Mining and Smelting Co., Ltd.	UNITED STATES	Gold
MK Electron co., Ltd.	KOREA, REPUBLIC OF	Gold
MMTC-PAMP India Pvt., Ltd.	INDIA	Gold
Molycorp Silmet A.S.	AUSTRIA	Tantalum
Molycorp Silmet A.S.	ESTONIA	Tantalum
Molycorp Silmet A.S.	JAPAN	Tantalum
Morigin Company	JAPAN	Gold
Morris and Watson	NEW ZEALAND	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Gold
Moscow Special Alloys Processing Plant	UZBEKISTAN	Gold
N.E.Chemcat Corporation	JAPAN	Gold
N.E.Chemcat Corporation	JAPAN	Tin
Nadir Metal Rafineri San. Ve Tic. A.?.	CHINA	Gold
Nadir Metal Rafineri San. Ve Tic. A.Ş.	CHINA	Gold
Nadir Metal Rafineri San. Ve Tic. A.Ş.	CHINA	Gold
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Gold
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Gold
Nancang Metal Material Co.,Ltd	CHINA	Tin
Nanchang Cemented Carbide Limited Liability Company	CHINA	Tungsten
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Tin
Nankang Nanshan Tin Manufactory Co., Ltd.	INDONESIA	Tin
Nankang Nanshan Tin Manufactory Co., Ltd.	TAIWAN	Tin
Nathan Trotter & Co., Inc.	GERMANY	Tin
Nathan Trotter & Co., Inc.	UNITED STATES	Tin
Nathan Trotter & Co.,Inc.	CHINA	Tin
Navoi Mining and Metallurgical Combinat	CHINA	Gold
Navoi Mining and Metallurgical Combinat	CHINA	Gold
Navoi Mining and Metallurgical Combinat	RUSSIAN FEDERATION	Gold
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Gold
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Gold
Navoi,NMMC	UZBEKISTAN	Gold
Nghe Tinh Non-Ferrous Metals Joint Stock Company	INDONESIA	Tin
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Tin
Niagara Refining LLC	UNITED STATES	Tungsten
Nihon Genma MFG Co., Ltd.	JAPAN	Tin
Nihon Kagaku Sangyo Co., Ltd	JAPAN	Tin
Nihon Material Co. LTD	JAPAN	Gold
Nihon Material Co., Ltd.	CHINA	Gold
Nihon Material Co., Ltd.	GERMANY	Gold
Nihon Material Co., Ltd.	JAPAN	Gold
Nihon Material Co., Ltd.	UNITED STATES	Gold
Nihon superior co.,Ltd	JAPAN	Tin
Ningbo Kangqiang	CHINA	Gold
NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA	Tungsten
Ningxia Orient Tantalum Industry Co., Ltd.	INDONESIA	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.	SWITZERLAND	Tantalum
Ningxia Orient Tantalum Industry Co., Ltd.	UNITED STATES	Tantalum
Ningxia,OTIC	CHINA	Tantalum
Niotan	UNITED STATES	Tantalum
Nippon Filler Metals Ltd	JAPAN	Tin
North American Tungsten	BRAZIL	Tungsten
North American Tungsten	CANADA	Tungsten
North American Tungsten	not disclosed	Tungsten
Novosibirsk	RUSSIAN FEDERATION	Gold
Novosibirsk Integrated Tin Works	not disclosed	Tin
Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	Tin
Novosibirsk Processing Plant Ltd.	GERMANY	Tin
Novosibirsk Processing Plant Ltd.	MEXICO	Tin
NTET, Thailand	THAILAND	Tantalum
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	BOLIVIA	Tungsten
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CHINA	Tungsten
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	JAPAN	Tungsten
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Tungsten
O.M. Manufacturing (Thailand) Co., Ltd.	INDONESIA	Tin
O.M. Manufacturing (Thailand) Co., Ltd.	SWITZERLAND	Tin
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tin
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tin
O.M. Manufacturing Philippines, Inc.	CHINA	Tin
O.M. Manufacturing Philippines, Inc.	INDONESIA	Tin
O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Tin
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Gold
Ohio Precious Metals LLC.	UNITED STATES	Gold
Ohio Precious Metals, LLC	SWITZERLAND	Gold
Ohio Precious Metals,OPM Metals,USPM,United States Precious Metals	UNITED STATES	Gold
Ohura Precious Metal Industry Co., Ltd	UNITED STATES	Gold
Ohura Precious Metal Industry Co., Ltd.	INDONESIA	Gold
Ohura Precious Metal Industry Co., Ltd.	JAPAN	Gold
Ohura Precious Metal Industry Co., Ltd.	SWITZERLAND	Gold
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Gold
OJSC ?The Gulidov Krasnoyarsk Non-Ferrous Metals Plant? (OJSC Krastvetmet)	GERMANY	Gold
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	BRAZIL	Gold
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	Gold
OJSC Kolyma Refinery	MALAYSIA	Gold
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Gold
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Gold
OJSC Novosibirsk Refinery	CHINA	Gold
OJSC Novosibirsk Refinery	JAPAN	Gold
OM MANUFACTURING PHILIPPINES,INC	UNITED STATES	Tin
OMSA	BOLIVIA	Tin
OMSA	BRAZIL	Tin
Operaciones Metalugicas SA.	MEXICO	Tin
Operaciones Metalurgical S.A.	BOLIVIA	Tin
Operaciones Metalurgical S.A.	CHINA	Tin
Operaciones Metalurgical S.A.	INDONESIA	Tin
Operaciones Metalurgical S.A.	JAPAN	Tin
Orelec	FRANCE	Gold
PAMP SA	AUSTRIA	Gold
PAMP SA	CHINA	Gold
PAMP SA	SOUTH AFRICA	Gold
PAMP SA	SWITZERLAND	Gold
PAMP SA SWITZERLAND	SWITZERLAND	Gold
Pan Pacific Copper Co. LTD	JAPAN	Gold
PAN PACIFIC COPPER CO., LTD.	JAPAN	Gold
PBT	FRANCE	Tin
Penglai Penggang Gold Industry Co., Ltd.	INDONESIA	Gold
Penglai Penggang Gold Industry Co., Ltd.	RUSSIAN FEDERATION	Gold
Phoenix Metal Ltd	not disclosed	Tin
Phoenix Metal Ltd.	RWANDA	Tin
Phoenix Metal Ltd.	VIET NAM	Tin
Plansee	AUSTRIA	Tantalum
Plansee	AUSTRIA	Tungsten
Plansee	THAILAND	Tantalum
Plansee Group,Plansee Holding AG	AUSTRIA	Tantalum
Plansee SE Liezen	AUSTRIA	Tantalum
Plansee SE Liezen	AUSTRIA	Tantalum
Plansee SE Liezen	CANADA	Tantalum
Plansee SE Liezen	JAPAN	Tantalum
Plansee SE Reutte	CHINA	Tantalum
Plansee SE Reutte	UNITED STATES	Tantalum
Pobedit, JSC	CHINA	Tungsten
Pobedit, JSC	RUSSIAN FEDERATION	Tungsten
Pobedit, JSC	UNITED STATES	Tungsten
Poongsan Corporation	JAPAN	Tin
Poongsan Corporation	KOREA, REPUBLIC OF	Tin
Posco	KOREA, REPUBLIC OF	Tin
Prioksky	RUSSIAN FEDERATION	Gold
Prioksky Plant of Non-Ferrous Metals	INDONESIA	Gold
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Gold
Prioksky Plant of Non-Ferrous Metals	UNITED STATES	Gold
PT Alam Lestari Kencana	INDONESIA	Tin
PT Alam Lestari Kencana	INDONESIA	Tin
PT Alam Lestari Kencana	JAPAN	Tin
PT Aneka Tambang (Persero) Tbk	INDONESIA	Gold
PT Aneka Tambang (Persero) Tbk	INDONESIA	Gold
PT Aneka Tambang (Persero) Tbk	INDONESIA	Tin
PT Aneka Tambang (Persero) Tbk	UNITED STATES	Gold
PT Aneka Tambang (Persero) Tbk	UNITED STATES	Gold
PT Aries Kencana Sejahtera	INDONESIA	Tin
PT Aries Kencana Sejahtera	INDONESIA	Tin
PT Aries Kencana Sejahtera	CHINA	Tin
PT Artha Cipta Langgeng	INDONESIA	Tin
PT Artha Cipta Langgeng	INDONESIA	Tin
PT Artha Cipta Langgeng	ITALY	Tin
PT ATD Makmur Mandiri Jaya	BRAZIL	Tin
PT ATD Makmur Mandiri Jaya	INDONESIA	Tin
PT Babel Inti Perkasa	INDONESIA	Tin
PT Babel Inti Perkasa	KOREA, REPUBLIC OF	Tin
PT Babel Surya Alam Lestari	INDONESIA	Tin
PT Bangka Kudai Tin	INDONESIA	Tin
PT Bangka Kudai Tin	MALAYSIA	Tin
PT Bangka Prima Tin	VIET NAM	Tin
PT Bangka Putra Karya	BRAZIL	Tin
PT Bangka Putra Karya	CHINA	Tin
PT Bangka Putra Karya	INDONESIA	Tin
PT Bangka Timah Utama Sejahtera	INDONESIA	Tin
PT Bangka Timah Utama Sejahtera	INDONESIA	Tin
PT Bangka Timah Utama Sejahtera	VIET NAM	Tin
PT Bangka Tin Industry	BRAZIL	Tin
PT Bangka Tin Industry	CHINA	Tin
PT Bangka Tin Industry	GERMANY	Tin
PT Bangka Tin Industry	INDONESIA	Tin
PT Banka Kudai Tin	CHINA	Tin
PT Belitung Industri Sejahtera	CHINA	Tin
PT Belitung Industri Sejahtera	INDONESIA	Tin
PT BilliTin Makmur Lestari	INDONESIA	Tin
PT BilliTin Makmur Lestari	NETHERLANDS	Tin
PT Bukit Timah	CHINA	Tin
PT Bukit Timah	INDONESIA	Tin
PT Bukit Timah	KAZAKHSTAN	Tin
PT Bukit Timah	MALAYSIA	Tin
PT Bukit Timah	UNITED STATES	Tin
PT Cipta Persada Mulia	INDONESIA	Tin
PT Cipta Persada Mulia	RWANDA	Tin
PT DS Jaya Abadi	INDONESIA	Tin
PT DS Jaya Abadi	JAPAN	Tin
PT DS Jaya Abadi	POLAND	Tin
PT Eunindo Usaha Mandiri	CHINA	Tin
PT Eunindo Usaha Mandiri	INDONESIA	Tin
PT Eunindo Usaha Mandiri	TAIWAN	Tin
PT Eunindo Usaha Mandiri	UNITED STATES	Tin
PT Fang Di MulTindo	INDONESIA	Tin
PT HP Metals Indonesia	INDONESIA	Tin
PT Indra Eramulti Logam Industri	INDONESIA	Tin
PT Inti Stania Prima	CHINA	Tin
PT Inti Stania Prima	GERMANY	Tin
PT Inti Stania Prima	INDONESIA	Tin
PT Justindo	BRAZIL	Tin
PT Justindo	INDONESIA	Tin
PT Karimun Mining	CHINA	Tin
PT Karimun Mining	INDONESIA	Tin
PT Karimun Mining	JAPAN	Tin
PT Koba Tin	CHINA	Tin
PT Koba Tin	INDONESIA	Tin
PT Mitra Stania Prima	CHINA	Tin
PT Mitra Stania Prima	INDONESIA	Tin
PT Mitra Stania Prima	MALAYSIA	Tin
PT Panca Mega Persada	CHINA	Tin
PT Panca Mega Persada	INDONESIA	Tin
PT Panca Mega Persada	KOREA, REPUBLIC OF	Tin
PT Pelat Timah Nusantara Tbk	CHINA	Tin
PT Pelat Timah Nusantara Tbk	INDONESIA	Tin
PT Pelat Timah Nusantara Tbk	JAPAN	Tin
PT Pelat Timah Nusantara Tbk	THAILAND	Tin
PT Prima Timah Utama	CHINA	Tin
PT Prima Timah Utama	INDONESIA	Tin
PT Refined Bangka Tin	INDONESIA	Tin
PT Refined Bangka Tin	INDONESIA	Tin
PT Refined Bangka Tin	INDONESIA	Tin
PT Refined Bangka Tin	KOREA, REPUBLIC OF	Tin
PT Refined Bangka Tin	SWITZERLAND	Tin
PT Refined Bangka Tin	UNITED STATES	Tin
PT Sariwiguna Binasentosa	BRAZIL	Tin
PT Sariwiguna Binasentosa	CHINA	Tin
PT Sariwiguna Binasentosa	INDONESIA	Tin
PT Seirama Tin Investment	INDONESIA	Tin
PT Seirama Tin Investment	UZBEKISTAN	Tin
PT Stanindo Inti Perkasa	CHINA	Tin
PT Stanindo Inti Perkasa	INDONESIA	Tin
PT Stanindo Inti Perkasa	INDONESIA	Tin
PT Sukses Inti Makmur	INDONESIA	Tin
PT Sumber Jaya Indah	CHINA	Tin
PT Sumber Jaya Indah	INDONESIA	Tin
PT Sumber Jaya Indah	JAPAN	Tin
PT Supra Sukses Trinusa	CHINA	Tin
PT Supra Sukses Trinusa	INDONESIA	Tin
PT Tambang Timah	INDONESIA	Gold
PT Tambang Timah	INDONESIA	Tin
PT Tambang Timah	MALAYSIA	Tin
PT Timah	INDONESIA	Tin
PT Timah (Persero) Tbk Kundur	BELGIUM	Tin
PT Timah (Persero) Tbk Kundur	BOLIVIA	Tin
PT Timah (Persero) Tbk Kundur	INDONESIA	Tin
PT Timah (Persero) Tbk Kundur	INDONESIA	Tin
PT Timah (Persero) Tbk Kundur	PERU	Tin
PT Timah (Persero) Tbk Kundur	SWITZERLAND	Tin
PT Timah (Persero) Tbk Kundur	TAIWAN	Tin
PT Timah (Persero) Tbk Kundur	UNITED STATES	Tin
PT Timah (Persero) Tbk Mentok	CHINA	Tin
PT Timah (Persero) Tbk Mentok	INDONESIA	Tin
PT Timah (Persero) Tbk Mentok	JAPAN	Tin
PT Timah (Persero) Tbk Mentok	MALAYSIA	Tin
PT Timah (Persero) TBK,Banka Tin	INDONESIA	Tin
PT Tinindo Inter Nusa	BRAZIL	Tin
PT Tinindo Inter Nusa	BRAZIL	Tin
PT Tinindo Inter Nusa	GERMANY	Tin
PT Tinindo Inter Nusa	INDONESIA	Tin
PT Tinindo Inter Nusa	JAPAN	Tin
PT Tinindo Inter Nusa	THAILAND	Tin
PT Tinindo Internusa	INDONESIA	Tin
PT Tirus Putra Mandiri	INDONESIA	Tin
PT Tommy Utama	CHINA	Tin
PT Tommy Utama	INDONESIA	Tin
PT Wahana Perkit Jaya	CHINA	Tin
PT Wahana Perkit Jaya	INDONESIA	Tin
PT Yinchendo Mining Industry	INDONESIA	Tin
PT Yinchendo Mining Industry	PHILIPPINES	Tin
PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA	Tin
PT. Supra Sukses Trinusa	INDONESIA	Tin
PT.Tanloaug Tinah	INDONESIA	Tin
Pure Technology (UK) Limited	RUSSIAN FEDERATION	Tin
PX Precinox	SWITZERLAND	Gold
PX Précinox SA	RUSSIAN FEDERATION	Gold
PX Précinox SA	SWITZERLAND	Gold
PX Précinox SA	THAILAND	Gold
Qiankun Gold and Silver	CHINA	Gold
QuantumClean	CHINA	Tantalum
QuantumClean	SWITZERLAND	Tantalum
QuantumClean	UNITED STATES	Tantalum
Rahman Hydraulic Tin Berhad	JAPAN	Tin
Rahman Hydrulic Tin Sdn Bhd	MALAYSIA	Tin
Rand Refinery (Pty) Ltd	SPAIN	Gold
Rand Refinery (Pty) Ltd.	BRAZIL	Gold
Rand Refinery (Pty) Ltd.	CANADA	Gold
Rand Refinery (Pty) Ltd.	PERU	Gold
Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Gold
Rand Refinery (Pty) Ltd.	UNITED STATES	Gold
Rand Refinery,Rand Refinery Limited	SOUTH AFRICA	Gold
RBT	INDONESIA	Tin
Realized the enterprise co.,ltd.	CHINA	Gold
REDSUN METAL IND. CO.,LTD.	TAIWAN	Tin
Remondis Argentia B.V.	NETHERLANDS	Gold
Republic Metals Corporation	CANADA	Gold
Republic Metals Corporation	UNITED STATES	Gold
Resind Indústria e Comércio Ltda.	BRAZIL	Tantalum
Resind Indústria e Comércio Ltda.	BRAZIL	Tin
Resind Indústria e Comércio Ltda.	CHINA	Tin
RFH Tantalum Smeltry Co., Ltd	UNITED STATES	Tantalum
RFH Tantalum Smeltry Co., Ltd.	CHINA	Tantalum
RFH Tantalum Smeltry Co., Ltd.	CHINA	Tantalum
RFH Tantalum Smeltry Co., Ltd.	INDONESIA	Tantalum
Richard Stenzhorn GmbH	GERMANY	Tin
Rio Tinto Group	not disclosed	Gold
Ritchey Metals	not disclosed	Tin
Rohm und Haas	GERMANY	Tin
Royal Canadian Mint	BELGIUM	Gold
Royal Canadian Mint	CANADA	Gold
Royal Canadian Mint	CANADA	Gold
Royal Canadian Mint	CHILE	Gold
Royal Canadian Mint	CHINA	Gold
Royal Canadian Mint	CHINA	Gold
Royal Canadian Mint	INDONESIA	Gold
Royal Canadian Mint	SPAIN	Gold
Rui Da Hung	BRAZIL	Tin
Rui Da Hung	CHINA	Tin
Rui Da Hung	INDONESIA	Tin
Rui Da Hung	TAIWAN	Tin
S Company	THAILAND	Tin
S. Izaguirre	UNITED STATES	Tin
SA Minsur	INDONESIA	Tin
SAAMP	FRANCE	Gold
Sabin Metal Corp.	BELGIUM	Gold
Sabin Metal Corp.	BRAZIL	Gold
Sabin Metal Corp.	KOREA, REPUBLIC OF	Gold
Sabin Metal Corp.	UNITED STATES	Gold
Sabin Metal Corp.	UNITED STATES	Gold
Sacal	CHINA	Tin
Saganoseki Smelter & Refinery	JAPAN	Tungsten
Samduck Precious Metals	CHINA	Gold
Samduck Precious Metals	INDONESIA	Gold
Samduck Precious Metals	KOREA, REPUBLIC OF	Gold
Samhwa Non-Ferrous Metal. Inc Co.,Ltd.	KOREA, REPUBLIC OF	Tin
SAMWON Metals Corp.	CHINA	Gold
SAMWON METALS Corp.	KOREA, REPUBLIC OF	Gold
SAMWON METALS Corp.	KOREA, REPUBLIC OF	Gold
SAMWON Metals Corp.	NETHERLANDS	Gold
Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	Tungsten
SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D CO.,LTD		Gold
Sanmenxia HengSheng Science Technology R&D CO.LTD	CHINA	Gold
SAXONIA Edelmetalle GmbH	CHINA	Gold
Schone Edelmetaal	JAPAN	Gold
Schone Edelmetaal	NETHERLANDS	Gold
Schone Edelmetaal B.V.	CHINA	Gold
Schone Edelmetaal B.V.	GERMANY	Gold
Schone Edelmetaal B.V.	UNITED STATES	Gold
Scotia Mocatta	NETHERLANDS	Gold
SEMPSA	SPAIN	Gold
SEMPSA Joyeria Plateria SA	HONG KONG	Gold
SEMPSA Joyería Platería SA	CHINA	Gold
SEMPSA Joyería Platería SA	CHINA	Gold
SEMPSA Joyería Platería SA	INDONESIA	Gold
Senju Metal Industry Co., Ltd.	not disclosed	Tin
SENJU METAL INDUSTRY CO.,LTD.	JAPAN	Tin
SENJU METAL INDUSTRY CO.,LTD.	SPAIN	Gold
SGS	not disclosed	Tin
SGS BOLIVIA S.A.	BOLIVIA	Tin
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	Tin
Shandong Gold Mining (Laizhou),China's Shangdong Gold Mining Co.,Ltd	CHINA	Gold
Shandong Gold Mining Co Ltd	Japan	Gold
Shandong Gold Mining Co., Ltd.		Gold
Shandong Jun Mai Fu	CHINA	Gold
Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	Gold
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	UNITED STATES	Gold
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	UNITED STATES	Gold
shandong zhao jin group limited	CHINA	Tin
Shandong Zhaojin Gold & Silver Refinery Co. Ltd	UNITED STATES	Gold
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	JAPAN	Gold
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	THAILAND	Gold
Shandong Zhaojin Gold and Silver Refinery Company Limited	CHINA	Tin
Shangdong Zhaojin Group	CHINA	Gold
ShangDongZhaoJinLiFu noble metal CO.,LTD.	CHINA	Tin
Shanghai Gold Exchange	CHINA	Gold
Shanghai Jiangxi Metals Co. Ltd	CHINA	Tantalum
Shanghai Jiangxi Metals Co. Ltd	JAPAN	Tantalum
Shanghai Jiangxi Metals Co. Ltd	UZBEKISTAN	Tantalum
Shanghai Jiangxi metals Co. Ltd.	CHINA	Tantalum
Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA	Tin
ShangHai YueQiang Metal Products Co., LTD	CHINA	Tin
Shaoxing Tianlong Tin Materials Co., Ltd	CHINA	Tin
Shenmao Technology Inc.	MALAYSIA	Tin
shenzhen fujun material technology co,ltd	CHINA	Gold
Shenzhen Anchen Tin Co., Ltd	CHINA	Tin
SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA	Gold
Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Gold
Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA	Tin
Shyolkovsky	RUSSIAN FEDERATION	Gold
Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Gold
Sincemat Co, Ltd.	CHINA	Tungsten
Sindlhauser Materials GmbH	CHINA	Gold
Singapore LME Tin	SINGAPORE	Tin
Singapore LME Tin	THAILAND	Tin
Singway Technology Co., Ltd.	GERMANY	Gold
Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA	Tin
SIZER METALS PTE LTD	SINGAPORE	Tin
Smelter not yet identified	INDONESIA	Tin
So Accurate Group, Inc.	CHINA	Gold
So Accurate Group, Inc.	RUSSIAN FEDERATION	Gold
So Accurate Group, Inc.	TAIWAN	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	CHINA	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	JAPAN	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Gold
Soft Metais Ltda.	BRAZIL	Tin
Soft Metais Ltda.	CHINA	Tin
Soft Metais Ltda.	UNITED STATES	Tin
Sojitz	RUSSIAN FEDERATION	Gold
Solar Applied Materials Taiwan	TAIWAN	Gold
Solar Applied Materials Technology Corp.	GERMANY	Gold
Solar Applied Materials Technology Corp.	INDONESIA	Gold
Solar Applied Materials Technology Corp.	JAPAN	Gold
Solar Applied Materials Technology Corp.	SWITZERLAND	Gold
Solar Applied Materials Technology Corp.	TAIWAN	Gold
SOLDER COAT CO.,LTD.	JAPAN	Tin
Solikamsk	RUSSIAN FEDERATION	Tantalum
Solikamsk Magnesium Works OAO	BRAZIL	Tantalum
Solikamsk Magnesium Works OAO	CHINA	Tantalum
Solikamsk Magnesium Works OAO	CHINA	Tantalum
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Tantalum
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Tin
Solikamsk Metal Works	RUSSIAN FEDERATION	Tantalum
Soochow University's	TAIWAN	Gold
Standard Bank	CHINA	Gold
Standard Sp z o.o.	POLAND	Tin
Starck,Stark,HCS,HC Starck,H.C. Starck	GERMANY	Tungsten
Sudan Gold Refinery	SUDAN	Gold
Sumisho	HONG KONG	Gold
Sumitomo Canada Limited	CANADA	Tungsten
Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES	Tungsten
Sumitomo Metal Mining Co., Ltd	UNITED STATES	Tungsten
Sumitomo Metal Mining Co., Ltd.	CHINA	Gold
Sumitomo Metal Mining Co., Ltd.	CHINA	Tungsten
Sumitomo Metal Mining Co., Ltd.	INDONESIA	Gold
Sumitomo Metal Mining Co., Ltd.	JAPAN	Gold
Sumitomo Metal Mining Co., Ltd.	JAPAN	Tin
Sumitomo Metal Mining Co., Ltd.	not disclosed	Tin
Sumitomo Metal Mining Co., Ltd.	UNITED STATES	Gold
Sumitomo,Toyo Smelter & Refinery,SMM	JAPAN	Gold
Sundwigger Messingwerk	INDONESIA	Tin
Super Dragon Technology Co., Ltd.	not disclosed	Gold
SuZhou ShenChuang recycling Ltd.	JAPAN	Gold
Suzhou Xingrui Noble	CHINA	Gold
Suzhou Xingrui Noble	CHINA	Gold
Suzhou Xingrui Noble	INDONESIA	Gold
Suzhou Xinrui Noble metal material co.ltd	CHINA	Gold
Sylham	UNITED STATES	Tungsten
T.C.A S.p.A	ITALY	Gold
TaeguTec	KOREA, REPUBLIC OF	Tungsten
TaeguTec Ltd.	KOREA, REPUBLIC OF	Tin
Tai zhou chang san Jiao electron Co.,Ltd	CHINA	Gold
Taicang City Nancang Metal Material Co.,Ltd	CHINA	Tin
Taiwan Total Co. Ltd.	TAIWAN	Tin
Taizhou Delta Electronics Co., Ltd.	CHINA	Gold
Taki Chemicals	CHINA	Tantalum
Taki Chemicals	JAPAN	Tantalum
Taki Chemicals	UNITED STATES	Tantalum
Talcang City Nankang Metal Materila Co., Ltd	CHINA	Tin
Talley Metals	UNITED STATES	Tantalum
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN	Tungsten
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	not disclosed	Tungsten
Tanaka Kikinzoku Kogyo K.K.	BELGIUM	Gold
Tanaka Kikinzoku Kogyo K.K.	INDONESIA	Gold
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Gold
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Gold
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Tin
Tanaka Kikinzoku Kogyo K.K.	KOREA, REPUBLIC OF	Gold
Tanaka Kikinzoku Kogyo K.K.	SWITZERLAND	Gold
Tanaka Kikinzoku Kogyo K.K.	UNITED STATES	Gold

Tanaka,TANAKA TOKYO MELTERS,Tanaka

Denshi Kogyo,TANAKA DENSHI KOGYO K.K,TANAKA ELECTRONICS

(HANGZHOU)CO.LTD,TANAKA ELECTRONICS SINGAPORE PTE LTD,

Tanaka Holdings Co.Ltd.,Tanaka Kikinnzoku Kogyo K.K.,

Tanaka Kikinzoku Group,Tanaka Kikinzoku Hanbai K.K.,

Tanaka Kikinzoku Kogyo K.K. Japan.,

Tanaka Kikinzoku Kogyo k.k. syonan koujyo,

Tanaka Kinzoku international Co.Ltd Taipei branch

	JAPAN	Gold
Tantalite Resources	PERU	Tantalum
Tantalite Resources	SOUTH AFRICA	Tantalum
TCC Steel	KOREA, REPUBLIC OF	Tin
Technic Inc	JAPAN	Gold
Technic, Inc.	UNITED STATES	Tin
Tejing (Vietnam) Tungsten Co., Ltd.	AUSTRIA	Tungsten
Tejing (Vietnam) Tungsten Co., Ltd.	INDONESIA	Tungsten
Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Tungsten
Tejing Tungsten	VIETNAM	Tungsten
Telex Metals	CHINA	Tantalum
Telex Metals	RUSSIAN FEDERATION	Tantalum
Telex Metals	UNITED STATES	Tantalum
Thailand Smelting & Refining Co., Ltd. (THAISRCO)	THAILAND	Tin
Thaisarco	BELGIUM	Tin
Thaisarco	BRAZIL	Tin
Thaisarco	GERMANY	Tin
Thaisarco	HONG KONG	Tin
Thaisarco	INDONESIA	Tin
Thaisarco	THAILAND	Tin
Thaisarco	THAILAND	Tin
Thaisarco	UNITED STATES	Tin
Thaisarco	UNITED STATES	Tin
The Gejiu cloud new colored electrolytic	CHINA	Tin
The Great Wall Gold and Silver Refinery of China	RUSSIAN FEDERATION	Gold
The Great Wall Gold and Silver Refinery of China	UNITED STATES	Gold
The Great Wall Gold and Silver Refinery of China	UNITED STATES	Gold
The Hutti Gold Company	CHINA	Gold
The Hutti Gold Mines Company	UNITED STATES	Gold
The Miller Company	UNITED STATES	Tin
The Refinery of Shandong Gold Mining Co. Ltd	CHINA	Gold
The Refinery of Shandong Gold Mining Co. Ltd	INDONESIA	Gold
The Refinery of Shandong Gold Mining Co., Ltd.	AUSTRIA	Gold
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Gold
The Refinery of Shandong Gold Mining Co., Ltd.	INDIA	Gold
The Refinery of Shandong Gold Mining Co., Ltd.	JAPAN	Gold
The Refinery of Shandong Gold Mining Co., Ltd.	KOREA, REPUBLIC OF	Gold
The Royal Canadian Mint	CHINA	Gold
Tiancheng Chemical	CANADA	Gold
Tianjin Huamei	CHINA	Tin
Tianshui ling bo technology co., Ltd	CHINA	Tin
TIANSHUI LONG BO TECHNOLOGY CO.,LTD	CHINA	Tin
TIMAH	INDONESIA	Tin
Tisamatic	INDONESIA	Tin
Tokuriki Honten Co. Ltd	CHINA	Gold
Tokuriki Honten Co. Ltd	JAPAN	Gold
Tokuriki Honten Co., Ltd.	BELGIUM	Gold
Tokuriki Honten Co., Ltd.	GERMANY	Gold
Tokuriki Honten Co., Ltd.	ITALY	Gold
Tokuriki Honten Co., Ltd.	JAPAN	Gold
Tongding Metal Material Co.,Ltd.	PERU	Tin
TONGDING METALLIC MATERIAL CO.LTD	CHINA	Tin
Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Gold
Tongling Nonferrous Metals Group Co., Ltd.	JAPAN	Gold
Tongling Nonferrous Metals Group Co., Ltd.	KOREA, REPUBLIC OF	Gold
Torecom	BRAZIL	Gold
Torecom	CHINA	Gold
Torecom	CHINA	Gold
Torecom	KOREA, REPUBLIC OF	Gold
Torecom	KOREA, REPUBLIC OF	Gold
Tosoh	JAPAN	Tungsten
Tranzact, Inc.	UNITED STATES	Tantalum
Traxys	FRANCE	Tin
Treibacher Industrie AG	not disclosed	Tantalum
Tuyen Quang Non-Ferrous Metals Joint Stock Company	INDONESIA	Tin
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Tin
UBS AG Bahnhofstr.	KOREA, REPUBLIC OF	Gold
Ulba	KAZAKHSTAN	Tantalum
Ulba Metallurgical Plant JSC	BRAZIL	Tantalum
Ulba Metallurgical Plant JSC	CHINA	Tantalum
Ulba Metallurgical Plant JSC	KAZAKHSTAN	Tantalum
Umicore Brasil Ltda	BRAZIL	Gold
Umicore Brasil Ltda	ESTONIA	Gold
Umicore Brasil Ltda.	CHINA	Gold
Umicore Brasil Ltda.	GERMANY	Gold
Umicore Brasil Ltda.	SWITZERLAND	Gold
Umicore Brazil Ltd	BRAZIL	Gold
Umicore Feingold	NETHERLANDS	Gold
Umicore Galvanotechnik GmbH	BRAZIL	Gold
Umicore Hoboken,Umicore Beligium,Umicore SA,Umicore Precious Metals Refining	BELGIUM	Gold
Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE	Tin
Umicore Precious Metal Refining	GERMANY	Gold
Umicore Precious Metals Thailand	CHINA	Gold
Umicore Precious Metals Thailand	SPAIN	Gold
Umicore Precious Metals Thailand	THAILAND	Gold
Umicore Precious Metals Thailand	UNITED STATES	Gold
Umicore SA Business Unit Precious Metals Refining	BELGIUM	Gold
Umicore SA Business Unit Precious Metals Refining	GERMANY	Gold
Umicore SA Business Unit Precious Metals Refining	INDONESIA	Gold
Umicore SA Business Unit Precious Metals Refining	not disclosed	Tin
Umicore SA Business Unit Precious Metals Refining	THAILAND	Gold
Uni Bros Metal Pte Ltd	Singapore	Tin
United Precious Metal Refining Inc.	UNITED STATES	Gold
United Precious Metal Refining, Inc.	AUSTRALIA	Gold
United Precious Metal Refining, Inc.	BELGIUM	Gold
United Precious Metal Refining, Inc.	BRAZIL	Gold
United Precious Metal Refining, Inc.	CHINA	Gold
United Precious Metal Refining, Inc.	INDONESIA	Gold
United Precious Metal Refining, Inc.	JAPAN	Gold
United Precious Metal Refining, Inc.	UNITED STATES	Gold
United Refining Company	UNITED STATES	Gold
UNITED SMELTER	INDONESIA	Tin
United States of America Univertical International (Suzhou) Co., Ltd	CHINA	Tin
Unvertical International(Suzhou)Co.,Ltd	CHINA	Tin
Uyemura USA	UNITED STATES	Gold
Valcambi SA	INDONESIA	Gold
Valcambi SA	JAPAN	Gold
Valcambi SA	SWITZERLAND	Gold
Valcambi SA	UNITED STATES	Gold
Valcambi SA	VIET NAM	Gold
VALCAMBI,Valcambi SUISSE	SWITZERLAND	Gold
Vedani Carlo Metalli	CHINA	Tin
VERTEX METALS INCORPORATION	Taiwan	Tin
Vietnam Youngsun Tungsten Industry Co., Ltd.	INDONESIA	Tungsten
Vietnam Youngsun Tungsten Industry Co., Ltd.	RUSSIAN FEDERATION	Tungsten
Vietnam Youngsun Tungsten Industry Co., Ltd.	TAIWAN	Tungsten
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Tungsten
Vishay Intertechnology	CHINA	Tin
Voss Metals Company, Inc	UNITED STATES	Tungsten
Voss Metals Company, Inc.	not disclosed	Tungsten
Voss Metals Company, Inc.	RUSSIAN FEDERATION	Tungsten
VQB Mineral and Trading Group JSC	INDONESIA	Tin
VQB Mineral and Trading Group JSC	VIET NAM	Tin
WBH	AUSTRIA	Tungsten
WC Heraeus Hanau	GERMANY	Tin
Well-Lin Enterprise Co., Ltd.	TAIWAN	Tin
Western Australian Mint trading as The Perth Mint	BRAZIL	Gold
Western Australian Mint trading as The Perth Mint	CHINA	Gold
Western Australian Mint trading as The Perth Mint	SWITZERLAND	Gold
Western AustralianMint trading The Perth Mint	AUSTRALIA	Gold
Westfalenzinn	GERMANY	Tin
Westmetall GmbH & Co.KG	AUSTRIA	Tin
White Solder Metalurgia	BRAZIL	Tin
White Solder Metalurgia e Mineração Ltda.	BRAZIL	Tin
White Solder Metalurgia e Mineração Ltda.	CHINA	Tin
White Solder Metalurgia e Mineração Ltda.	CHINA	Tin
White Solder Metalurgia e Mineração Ltda.	INDONESIA	Tin
White Solder Metalurgia e Mineração Ltda.	PERU	Tin
WIELAND Edelmetalle GmbH	AUSTRALIA	Gold
WIELAND Edelmetalle GmbH	GERMANY	Gold
Wieland-Werke AG	GERMANY	Gold
Wilhelm Westmetall	GERMANY	Tin
Williams/ Williams Brewster	GERMANY	Gold
Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA	Tin
Wolfram Bergbau und Hütten AG	AUSTRIA	Tungsten
Wolfram Bergbau und Hütten AG	CHINA	Tungsten
Wolfram Bergbau und Hütten AG	CHINA	Tungsten
Wolfram Bergbau und Hütten AG	GERMANY	Tungsten
Wolfram Company CJSC	BRAZIL	Tungsten
Wolfram Company CJSC	CHINA	Tungsten
Wolfram Company CJSC	GERMANY	Tungsten
Wolfram Company CJSC	RUSSIAN FEDERATION	Tungsten
Wolfram,Wolfram JSC	RUSSIAN FEDERATION	Tungsten
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA	Tin
Wuxi Middle Treasures Materials	UNITED STATES	Gold
WUXI YUNXI SANYE SOLDER FACTORY	CHINA	Tin
Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA	Tungsten
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	Tungsten
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Tungsten
Xiamen Tungsten (H.C.) Co., Ltd.	INDONESIA	Tungsten
Xiamen Tungsten (H.C.) Co., Ltd.	JAPAN	Tungsten
Xiamen Tungsten (H.C.) Co., Ltd.	UNITED STATES	Tungsten
Xiamen Tungsten Co., Ltd	CHINA	Tungsten
Xiamen Tungsten Co., Ltd.	GERMANY	Tungsten
Xiamen Tungsten Co., Ltd.	INDONESIA	Tungsten
Xiamen Tungsten Co., Ltd.	not disclosed	Tungsten
Xiamen Tungsten Co., Ltd.	UNITED STATES	Tungsten
Xianghualing Tin Co., Ltd.	not disclosed	Tin
Xianglu Tungsten Industry Co. Ltd.	CHINA	Tungsten
XiHai	CHINA	Tin
XIN WANG copper smelter	CHINA	Tin
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Tungsten
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	MEXICO	Tungsten
XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Tantalum
Xstrata Canada Corporation	CHINA	Gold
Xstrata,Xstrata Corporation,Canadian Copper Refinery	CANADA	Gold
XTC,XTC Haicang,XTC H.C.	CHINA	Tungsten
Yamamoto Precious Metal Co., Ltd.	INDONESIA	Gold
Yamamoto Precious Metal Co., Ltd.	JAPAN	Gold
Yamamoto Precious Metal Co., Ltd.	SWITZERLAND	Gold
Yamamoto Precious Metal Co., Ltd.	THAILAND	Gold
Yano Metal	JAPAN	Tungsten
Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	JAPAN	Gold
Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.	VIET NAM	Gold
Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.		Gold
Yantai recruit Jin Lifu precious metals co., LTD	CHINA	Gold
Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA	Gold
Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA	Gold
Yantai Zhaojin Precious Metals Co., Ltd.	CHINA	Tin
Yantai Zhaojinlufu	CHINA	Gold
Yantai Zhaojinlufu	GERMANY	Gold
Yichun Jin Yang Rare Metal Co., Ltd	INDONESIA	Tantalum
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Tantalum
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Tantalum
Yichun Jin Yang Rare Metal Co., Ltd.	GERMANY	Tantalum
Yifeng Tin Industry (Chenzhou) Co Ltd	AUSTRALIA	Tin
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	Tin
Yokohama Metal Co Ltd	CHINA	Gold
Yokohama Metal Co Ltd	JAPAN	Gold
Yokohama Metal Co., Ltd.	CHINA	Gold
Yokohama Metal Co., Ltd.	JAPAN	Gold
Yokohama Metal Co., Ltd.	UNITED STATES	Gold
YTMM	CHINA	Tin
Yukenkougiyou	JAPAN	Tin
Yun'an Dian'xi Tin Mine	CHINA	Tin
Yunnan Chengfeng	CHINA	Tin
Yunnan Chengfeng	JAPAN	Gold
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	BRAZIL	Tin
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Tin
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	GERMANY	Tin
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	THAILAND	Tin
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	THAILAND	Tin
Yunnan Chengo Electric Smelting Plant	CHINA	Tin
Yunnan Copper Industry Co Ltd	not disclosed	Gold
Yunnan Copper Industry Co., Ltd.	CHINA	Gold
Yunnan Copper Industry Co., Ltd.	TURKEY	Gold
YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA	Tin
Yunnan Metallurgical Group Co.,Ltd	CHINA	Gold
Yunnan Tin Company Limited	CHINA	Tin
Yunnan Tin Company, Ltd.	CHINA	Gold
Yunnan Tin Group (Holding) Company Limited	CHINA	Tin
Yunnan Tin Group (Holding) Company Limited	CHINA	Tin
Yunnan Tin Group (Holding) Company Limited	GERMANY	Tin
Yunnan Tin Group (Holding) Company Limited	JAPAN	Tin
Yunnan Tin Group (Holding) Company Limited	JAPAN	Tin
Yunnan Tin Group (Holding) Company Limited	TURKEY	Tin
Yunnan Tin Group (Holding) Company Limited	UNITED STATES	Tin
Yunnan YunXi group	CHINA	Tin
YunNanChengFeng color metal CO.,LTD.	CHINA	Gold
YUNSIN	CHINA	Tin
YunXi	CHINA	Tin
Yutinic Resources	UNITED STATES	Tin
ZCCC,Zhuzhou Cemented Carbide,Zhuzhou,Zhuzhou Cemented Carbide Works Imp. & Exp. Co., Chenzhou Diamond Tungsten Products Co. Ltd.	CHINA	Tungsten
Zhangyuan Tungsten Co Ltd	CHINA	Tungsten
Zhangzhou Xiangcheng Hongyu Building	CHINA	Tin
Zhao Yuan Gold Mine	CHINA	Gold
Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA	Gold
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA	Tin
Zhongjin Gold Corporation Limited	CHINA	Gold
Zhongjin Gold Corporation Limited,Shandong Zhaoyuan Gold Argentine refining company limited	CHINA	Gold
Zhongkuang Gold Industry Co., Ltd.	CHINA	Gold
Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	BOLIVIA	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	ITALY	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	POLAND	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	GERMANY	Gold
Zhuhai Horyison Solder Co.,Ltd	CHINA	Tin
Zhuzhou Cement Carbide	CHINA	Tantalum
Zhuzhou Cement Carbide	RUSSIAN FEDERATION	Tantalum
Zhuzhou Cemented Carbide	KOREA, REPUBLIC OF	Tantalum
Zhuzhou Cemented Carbide	SPAIN	Tantalum
Zhuzhou Cemented Carbide Group Co Ltd	CHINA	Tungsten
ZHUZHOU SMELTER GROUP CO., LTD	CHINA	Tin
Zhuzhou,Zhuzhou Cemented Carbide Works Import and Export Co.	CHINA	Tantalum
Zigong Cemented Carbide Co., Ltd.	not disclosed	Tungsten
Zijin Mining	CHINA	Gold
Zijin Mining Group Co. Ltd	CHINA	Gold
Zijin Mining Group Co. Ltd	INDONESIA	Gold
Zijin Mining Group Co., Ltd. Gold Refinery	BRAZIL	Gold
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Gold

Caution Concerning Forward-Looking Statements

Certain statements in this report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “expects,” “future,” “plans,” and “intends,” and similar expressions are used to identify these forward-looking statements.  Examples of forward-looking statements include statements relating to our future plans, and any other statement that does not directly relate to any historical or current fact.  Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate.  Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities).  These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict.  Actual outcomes and results may differ materially from these forward-looking statements.  As a result, these statements speak only as of the date they are made and we undertake no obligation to update or revise any forward-looking statement, except as required by federal securities laws.